                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ___)

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Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-
     6(E)(2)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
     12

                      John Hancock Variable Series Trust I
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

                      John Hancock Variable Series Trust I

                   Notice of Special Meeting of Shareholders

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston
 Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Friday April 6, 2001, to consider and vote upon the following matters:

--------------------------------------------------------------------------------

 1. Proposals to approve, as to the Large/Mid Cap Value II Fund (formerly the Mid Cap Value Fund):
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Wellington Management Company, LLP ("Wellington Management"); and
   B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

 2. Proposals to approve, as to the Small Cap Value Fund (formerly the Small/Mid Cap Value Fund):
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock and T. Rowe Price Associates, Inc. ("T. Rowe Price") a subsidiary of T. Rowe Price Group, Inc.; and
   B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

 3. Proposals to approve, as to the Large Cap Value CORE/SM/ II Fund (formerly the American Leaders Large Cap Value Fund):
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"); and
   B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

 4. Proposals to approve, as to the Active Bond II Fund (formerly the Core Bond Fund):
   A. a new Sub-Investment Management Agreement among the Trust, John Hancock, and John Hancock Advisers, Inc. ("JH Advisers"); and
   B. an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

 5. A proposal to approve, as to the Money Market Fund, a new Sub-Investment Management Agreement among the Trust, John Hancock, and Wellington Management.

 6.   Proposals to approve, as to the Large Cap Value Fund:
   A.   an amendment to the current Sub-Investment Management Agreement among the Trust, John Hancock, and T. Rowe Price, reflecting a decrease in this Fund's sub-investment advisory fee; and
   B.   an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.
--------------------------------------------------------------------------------

  In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

  An owner of a variable life insurance policy or a variable annuity contract ("Shareholder") will be entitled to give voting instructions only if he/she was the Shareholder of record as of the close of business on February 16, 2001. John Hancock is soliciting votes from Shareholders invested in the following Funds with respect to the matters affecting those Funds:

            FUND                              PROPOSAL
            ----             -------------------------------------------
                             1A  1B  2A  2B  3A  3B  4A  4B   5  6A  6B
                             --- --- --- --- --- --- --- --- --- --- ---
  Large/Mid Cap Value II       X   X
  Small Cap Value                      X   X
  Large Cap Value CORE/SM/ II                  X   X
  Active Bond II                                       X   X
  Money Market                                                 X
  Large Cap Value                                                  X   X
                             -------------------------------------------

                                  /s/ Michele G. VanLeer
                                  Chairman, Board of Trustees

Boston, Massachusetts
March 7, 2001

 -------------------------------------------------------------------------------
 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM
 FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND
 RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                                    GENERAL

  This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Friday, April 6, 2001 at 11:00 A.M. Boston time. This solicitation is being made of all shares of several series (the "Funds") of the Trust which are attributable to the Shareholders' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, JF, H and I; Separate Account IPL-1 of Investors Partner Life Insurance Company ("IPL"); and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). The cost of printing and mailing this notice and statement and the accompanying voting instructions form will be borne by the Funds. All other expenses will be borne by John Hancock. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Shareholders on or about March 7, 2001.

  Only the Funds indicated in the chart on the attached notice will vote on each proposal listed in that chart.

  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 2000 TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

Voting Instructions

  Although John Hancock and its subsidiaries, IPL and John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

  Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Shareholder executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes.

Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Shareholder present at the meeting may withdraw his/her voting instruction form and give voting instructions in person. John Hancock, JHVLICO and IPL will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting or properly given at the meeting.

  John Hancock, JHVLICO and IPL will vote the Trust shares of each Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Shareholders participating in that Fund. An Account's shares in any Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock, JHVLICO or IPL in the same proportion as the voting instructions which are received from all Shareholders participating in the Fund through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by John Hancock or JHVLICO.

  Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Shareholders).

Majority Voting

  In order for the Shareholders of any Fund to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this information statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.

--------------------------------------------------------------------------------
 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM
 FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND
 RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

               PROPOSALS 1A and 1B--LARGE/MID CAP VALUE II FUND
                       (formerly the Mid Cap Value Fund)

  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND AMENDMENT TO THE
                        INVESTMENT MANAGEMENT AGREEMENT
                      FOR THE LARGE/MID CAP VALUE II FUND

  At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Wellington Management and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Large/Mid Cap Value II Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

  The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the appointment of Wellington Management as an interim sub-investment manager effective January 1, 2001. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Large/Mid Cap Value II Fund must be executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders.

The Sub-Investment Management Agreement

  Prior to January 1, 2001, the sub-investment manager for the Large/Mid Cap Value II Fund was Neuberger Berman LLC under an agreement with the Trust and John Hancock dated May 1, 1996.

  At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Neuberger Berman LLC should be terminated at year-end, and that Wellington Management should be appointed as successor in 2001 for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from Mid Cap Value Fund to Large/Mid Cap Value II Fund to reflect an investment strategy that will include "large cap" investments. The new investment program for this Fund will be essentially identical to that of the Large Mid Cap Value Fund, which also is sub-advised by Wellington Management for the Trust.

  The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) to seek improved consistency of investment performance for the Fund with a disciplined approach consistent with an investment strategy focused on large-cap and mid-cap value investments (normally at least 65% of the Fund's net assets) and (ii) to continue to build upon a strategic relationship with Wellington Management. Wellington Management currently manages the Trust's Large/Mid Cap Value, Small/Mid Cap Growth and High Yield Bond Funds. Such a strategic relationship is expected to result in more efficient and effective management and oversight of the Large/Mid Cap Value II Fund than if this Fund were to continue with a sub-investment manager that, like Neuberger Berman LLC, manages no other Funds of the Trust.

  The Trustees already had considerable familiarity with Wellington Management and its capabilities and operational practices, because Wellington Management already has been serving as sub-investment manager to three other Funds of the Trust.

  Among the factors that the Board of Trustees considered in selecting Wellington Management as a new sub-investment manager for the Large/Mid Cap Value II Fund were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of large-cap and mid-cap equity portfolios.

  . Disciplined and well-defined investment process for investing in equity securities.

  . Strong long-term performance record in managing large-cap and mid-cap equity portfolios.

  . Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

  . Wellington's Management's favorable reputation and presence in the variable products marketplace.

  John Hancock currently pays Wellington Management an interim sub-investment advisory fee at an annual rate that is the same as that previously paid to Neuberger Berman LLC. Whereas this rate is now 0.50% of the first $100 million of the Fund's average daily net assets; 0.475% of the next $150 million; 0.45% of the next $250 million; 0.425% of the next $250 million and 0.40% for any additional amounts, under this proposal John Hancock will pay Wellington Management 0.60% for the first $25 million; 0.50% of the next $25 million; 0.40% of the next $50 million; and 0.30% for any additional amounts. This is the same sub-advisor fee schedule that currently applies for the Trust's Large/Mid Cap Value Fund (which is the Fund after which the Large Mid/Cap Value II Fund is modeled). Under this proposal, sub-investment advisory fees would be higher only when the average daily net assets of the Fund are less than $75 million. Had the proposed rates been in effect during 2000, John Hancock would have paid $488,302 in sub-investment advisory fees instead of the $522,783 it actually paid Neuberger Berman LLC.

  A copy of the form of the new Sub-Investment Management Agreement is included as Appendix B-1 to this statement. The principal function of a Fund's sub-investment manager is to make the day to day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to Wellington Management, at certain asset levels, will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Large/Mid Cap Value II Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Neuberger Berman LLC that was last approved by shareholders of the Fund on April 23, 1999.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

  Pursuant to the Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions of the Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the Shareholders on April 23, 1999.

  For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Large/Mid Cap Value II Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. No reimbursement was paid to the Large/Mid Cap Value II Fund for the year ended December 31, 2000.

  Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.80% of the first $100 million of the Fund's average daily net assets; 0.775% of the next $150 million; 0.75% of the next $250 million; 0.725% of the next $250 million, and 0.70% of any additional amounts.

  After evaluating the fee to be charged to the Large/Mid Cap Value II Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following levels: 0.95% of the first $25 million of the Fund's average daily net assets; 0.85% of the next $25 million; 0.75% of the next $50 million; and 0.65% of any additional amounts. This is the same advisory fee schedule that currently applies for the Trust's Large/Mid Cap Value Fund (which is the Fund after which the Large/Mid Cap Value II Fund is modeled).

  Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e. "total expenses") would be higher only when average daily net assets of the Fund are less than $120 million. If the increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $881,504, rather than the $829,659 paid under the current Investment Management Agreement (a 6.25% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.92% rather than 0.87%. However, the 0.92% ratio compares favorably with total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Large/Mid Cap Value II Fund (i.e., less than $250 million in assets). The average total expense ratio for all such funds is 0.95%. The foregoing analysis is based upon a John Hancock study using data as of December 31, 2000 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix E to this statement contains additional information on John Hancock's calculation of average total fund expenses.

  The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Large/Mid Cap Value II Fund had they been in effect during 2000. The table is based on the Large/Mid Cap Value II Fund's average net assets during the fiscal year ended December 31, 2000 and show (1) the current annualized level of all fees and expenses for the Large/Mid Cap Value II Fund under the current investment advisory fee schedule; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Advisory fees................................................  0.80%     0.85%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.07%     0.07%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.87%     0.92%
Expense Reimbursement (including fee waivers)................ (0.00%)   (0.00%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.87%     0.92%

  Example: The following Example is intended to help compare the cost of investing in the Large/Mid Cap Value II Fund under the current advisory fee schedule with the cost of investing in the Large/Mid Cap Value II Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Large/Mid Cap Value II Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large/Mid Cap Value II Fund's operating expenses remain the same. Because shares of the Large/Mid Cap Value II Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                       One  Three Five   Ten
                                                       Year Years Years Years
                                                       ---- ----- ----- ------
Although actual costs may be higher or lower, under
  the current advisory fee schedule, the costs would
  be:                                                  $89  $278  $482  $1,073
Although actual costs may be higher or lower, under
  the proposed advisory fee schedule, the costs would
  be:                                                  $94  $293  $509  $1,131

  The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Large/Mid Cap Value II Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Advisory Fees

  After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

  . Since the inception of the Fund, there has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . Retaining Wellington Management as the Fund's sub-investment manager will require John Hancock to pay sub-advisory fees for this Fund at the same rate that John Hancock currently pays Wellington Management for its services as the sub-investment manager of the Trust's Large/Mid Cap Value Fund.

  . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

  John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

  . generate sufficient advisory fee revenue so that fees under variable insurance products investing in the Fund would not have to be raised to less competitive levels in order for John Hancock to meet its profitability objectives.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

  At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified advisory fee schedule for the Large/Mid Cap Value II Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Large/Mid Cap Value II Amendment") in order to modify the current investment advisory fee schedules.

  In evaluating and approving the Large/Mid Cap Value II Amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant as to whether the Large/Mid Cap Value II Amendment would be in the best interests of the Large/Mid Cap Value II Fund and its Shareholders.

  In making its decision to approve the modified advisory fee schedule, the Board considered, among other factors, the following:

  . The expected benefits of retaining Wellington as the Fund's sub-investment manager.

  . The comparability of the investment advisory fees and other expenses that would be paid by the Fund under the Large/Mid Cap Value II Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The impact of the proposed changes in investment advisory fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

  . Current and projected profits to John Hancock, both under the current investment advisory fee schedule and the proposed new investment advisory fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to Wellington Management from the placing of portfolio transactions to recognize research and brokerage services.

  Based upon all of the above factors, the Board (including the Independent Trustees) believes that the new advisory fee arrangement proposed by John Hancock is fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

  Wellington Management. As of December 31, 2000, Wellington Management had over $274 billion of assets under management, $161 billion of which was in equities. Appendix D to this statement contains additional information concerning Wellington Management and its Executive Committee members.

  John Hancock. John Hancock began providing investment advice to investment companies in 1972 when it organized a "management" separate account, invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of separate accounts investing in common stocks, public bonds, or other securities in connection with the funding of variable annuities and variable life insurance. Total assets under management by John Hancock and its subsidiaries as of December 31, 2000, amounted to approximately $125.2 billion, of which approximately $78.6 billion was owned by John Hancock. Appendix D to this statement contains additional information concerning John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

  The Board of Trustees believes that the Sub-Investment Management Agreement and the related Large/Mid Cap Value II Amendment are in the best interests of the Trust and the Shareholders of the Large/Mid Cap Value II Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE LARGE/MID CAP VALUE II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF
                                                      ---
BOTH:

  PROPOSAL 1A--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH WELLINGTON
                    MANAGEMENT

  PROPOSAL 1B--THE LARGE/MID CAP VALUE II AMENDMENT WITH JOHN HANCOCK

  PROPOSALS 2A and 2B--SMALL CAP VALUE FUND (formerly the Small/Mid Cap Value
                                     Fund)

  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND AMENDMENT TO THE
                        INVESTMENT MANAGEMENT AGREEMENT
                         FOR THE SMALL CAP VALUE FUND

  At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with T. Rowe Price and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Small Cap Value Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

  The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders' meeting of the Trust following the appointment of T. Rowe Price as an interim sub-investment manager effective January 1, 2001. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Small Cap Value Fund must be executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders. The appointment of T. Rowe Price was made at the December 13, 2000 Board of Trustees meeting.

The Sub-Investment Management Agreement

  Prior to January 1, 2001, the sub-investment manager for the Small Cap Value Fund was The Boston Company Asset Management, LLC ("Boston Company"), under an agreement with the Trust and John Hancock dated August 17, 1999.

  At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Boston Company should be terminated at year-end, and that T. Rowe Price should be appointed as successor in 2001 for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from Small/Mid Cap Value Fund to Small Cap Value Fund to reflect an investment strategy that will focus on small cap value investments (normally, at least 65% of the Fund's net assets) in lieu of a blended small/mid cap range of investments.

  The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) to continue to build upon the Trust's strategic relationship with the T. Rowe Price organization; and (ii) to provide investors with access to a fund focusing on small cap value investments. T. Rowe Price currently manages the Trust's Large Cap Value Fund and its affiliate, T. Rowe Price International, Inc. currently manages the Trust's International Opportunities Fund. Such a strategic relationship is expected to result in more efficient and effective management and oversight of the Small Cap Value Fund than if this Fund were to continue with a sub-investment manager that, like the Boston Company, manages no other Funds of the Trust.

  The Trustees already had considerable familiarity with T. Rowe Price and its capabilities and operational practices, because T. Rowe Price and its affiliate already have been serving as sub-investment manager to two other Funds of the Trust. Among the factors that the Board of Trustees considered in selecting T. Rowe Price as a new sub-investment manager for the Small Cap Value Fund were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of small-cap equity portfolios.

  . Disciplined and well-defined investment process for investing in small-cap equity securities.

  . Strong long-term performance record in managing small-cap equity portfolios.

  . Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

  . T. Rowe Price's favorable reputation and presence in the variable products marketplace and its potential for increasing the growth in Fund assets.

  John Hancock currently pays T. Rowe Price an interim sub-investment advisory fee at an annual rate of 0.60% of the first $250 million of the Fund's average daily net assets and 0.55% for any additional amounts. This rate is lower than that previously paid to Boston Company for the first $100 million of Small Cap Value Fund assets (0.65%), and the same thereafter (0.60% for the next $150 million and 0.55% for any additional amounts). Under this proposal, John Hancock will pay T. Rowe Price 0.60% for all Small Cap Value Fund assets under management. Had the proposal been in effect during 2000, John Hancock would have paid $80,522 in sub-investment advisory fees instead of the $87,204 it actually paid Boston Company.

  A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-2 to this statement. The principal function of a Fund's investment manager is to make the day-to-day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to T. Rowe Price on assets in excess of $250 million will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Small Cap Value Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Boston Company that was last approved by shareholders of the Fund on August 31, 1999.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

  Pursuant to the Investment Management Agreement with the Trust dated July 28, 1999, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the shareholders of the Fund on August 31, 1999.

  For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Small Cap Value Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Small Cap Value Fund for the year ended December 31, 2000 was $32,214.

  Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.95% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million and 0.85% of any additional amounts.

  After evaluating the fee to be charged to the Small Cap Value Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to 0.95% of the Fund's average daily net assets over $100 million. The rate of advisory fees paid to John Hancock for average daily net assets of $100 million or less would not change.

  Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e., "total expenses") would be higher only when average daily net assets of the Fund exceed $100 million. During 2000, average daily assets of the Fund did not exceed $50 million and the Trust paid advisory fees to John

Hancock of $126,890. Had the proposal been in effect during 2000, there would have been no increase in amounts payable to John Hancock, and the ratio of total expenses to average daily net assets (1.05%) also would have been unchanged. The 1.05% ratio compares favorably with total expense ratios currently incurred by funds that support other variable insurance products and that have a similar investment focus. The average total expense ratio for such funds is 1.08%. The foregoing analysis is based upon a John Hancock study using data as of December 31, 2000 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix E to this statement contains additional information on John Hancock's calculation of average total fund expenses. The expense ratios do not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the ratios (and your costs) would be higher.

  The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Small Cap Value Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Advisory fees

  After conducting a complete review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

  . Since the inception of the Fund, there has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . Retaining T. Rowe Price as the Fund's sub-investment manager will require John Hancock to pay a different rate of sub-advisory fees for this Fund.

  . The current investment advisory fee and operating expense levels of the Fund approximates the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

  . generate sufficient advisory fee revenue so that fees under variable insurance products investing in the Fund would not have to be raised to less competitive levels in order for John Hancock to meet its profitability objectives.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

  At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified advisory fee schedule for the Small Cap Value Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Small Cap Value Amendment") in order to modify the current investment advisory fee schedules.

  In evaluating and approving the Small Cap Value Amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the Small Cap Value Amendment would be in the best interests of the Small Cap Value Fund and its Shareholders.

  In making its decision to approve the modified advisory fee schedule, the Board considered, among other factors, the following:

  . The expected benefits of retaining T. Rowe Price as the Fund's sub-investment manager.

  . The comparability of the investment advisory fees and other expenses that would be paid by the Fund under the Small Cap Value Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

  . The increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The impact of the proposed changes in investment advisory fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

  . Current and projected profits to John Hancock, both under the current investment advisory fee schedule and the proposed new investment advisory fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including practices that permit potential benefits to T. Rowe Price from the placing of portfolio transactions to recognize research and brokerage services.

  . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to successfully promote the Fund as a funding medium for variable insurance products it may market in the future and increase the opportunities for growth in the Fund's assets.

  Based upon all of the above factors, the Board (including the Independent Trustees) believes that the new advisory fee arrangement proposed by John Hancock is fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

  T. Rowe Price. As of December 31, 2000, T. Rowe Price, together with its affiliated asset management companies, had over $166.7 billion of assets under management, $126.6 billion of which was in equities. Appendix D to this statement contains additional information concerning T. Rowe Price Group and its Directors and executive officers.

  John Hancock. See Proposals 1A and 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

  The Board of Trustees believes that the Sub-Investment Management Agreement and the related Small Cap Value Amendment are in the best interests of the Trust and the Shareholders of the Small Cap Value Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE SMALL CAP VALUE FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:
                                         ---

  PROPOSAL 2A--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH T. ROWE
                     PRICE

  PROPOSAL 2B--THE SMALL CAP VALUE AMENDMENT WITH JOHN HANCOCK

               PROPOSALS 3A and 3B--LARGE CAP VALUE CORE II FUND
             (formerly the American Leaders Large Cap Value Fund)

  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT AND AMENDMENT TO THE
                        INVESTMENT MANAGEMENT AGREEMENT
                     FOR THE LARGE CAP VALUE CORE II FUND

  At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Goldman Sachs and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Large Cap Value CORE II Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

  The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Trust following the appointment of Goldman Sachs as an interim sub-investment manager effective January 1, 2001. While interim sub-investment management agreements do not require shareholder approval, the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Large Cap Value CORE II Fund must be approved and executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders.

The Sub-Investment Management Agreement

  Prior to January 1, 2001, the sub-investment manager for the Large Cap Value CORE II Fund was Federated Investment Management Company ("Federated") under an agreement with the Trust and John Hancock dated June 1, 2000.

  At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Federated should be terminated at year-end, and that Goldman Sachs should be appointed as successor in 2001 for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from American Leaders Large Cap Value Fund to Large Cap Value CORE II Fund to reflect an investment strategy that will utilize Goldman Sachs' proprietary stock evaluation process that focuses on large cap value investments (normally, at least 65% of the Fund's net assets). The new investment program for this Fund will be essentially identical to that of the Large Cap Value CORE Fund, which also is sub-advised by Goldman Sachs for the Trust.

  The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) the opportunity to continue to build upon the Trust's strategic relationship with Goldman Sachs and (ii) to provide access to a Fund managed by a firm with a disciplined and consistent large cap value investment strategy and a competitive investment performance track record. Goldman Sachs currently manages the Trust's Large Cap Value CORE/SM/, Small/Mid Cap CORE/SM/ and International Equity Funds. The strategic relationship is expected to result in more efficient and effective management and oversight of the Large Cap Value CORE II Fund and the Trust's Large Cap Value CORE Fund by reducing the number of sub-advisors from two to one.

  The Trustees already had considerable familiarity with Goldman Sachs and its capabilities and operational practices because of its sub-investment management of other Funds of the Trust. Among the factors that the Board of Trustees considered in selecting Goldman Sachs as a new sub-investment manager for the Large Cap Value CORE II Fund were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of large-cap equity portfolios.

  . Disciplined and well-defined investment process for investing in equity securities.

  . Strong long-term performance record in managing large-cap equity portfolios.

  . Sub-investment advisory fee that is competitive relative to other equity portfolios with a similar investment focus.

  . Goldman Sachs' favorable reputation and presence in the variable products marketplace.

  John Hancock currently pays Goldman Sachs an interim sub-investment advisory fee at an annual rate that is the same as that previously paid to Federated. Whereas this rate is now 0.40% of the first $50 million of the Fund's average daily net assets, 0.25% of the next $200 million, 0.20% of the next $250 million and 0.15% for any additional amounts, under this proposal John Hancock will pay Goldman Sachs 0.40% of the first $50 million; 0.30% of the next $150 million and 0.25% for any additional amounts. This is the same sub-advisory fee schedule that currently applies for the Trust's Large Cap Value CORE Fund (which is the Fund after which the Large Cap Value CORE II Fund is modeled). Under the proposal, the rate of sub-investment advisory fees on the first $50 million of the Fund's average daily net assets remains the same as that currently in effect. During 2000, assets of the Large Cap Value CORE II Fund did not exceed $50 million and John Hancock paid sub-advisory fees of $11,056. This amount would not have changed had the proposal been in effect that year.

  A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-3 to this statement. The principal function of a Fund's sub-investment manager is to make the day-to-day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to Goldman Sachs at certain asset levels will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Large Cap Value CORE II Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Federated that was last approved by shareholders of the Fund on June 13, 2000.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

  Pursuant to the Investment Management Agreement with the Trust dated June 1, 2000, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the shareholders of the Fund on June 13, 2000.

  For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Large Cap Value CORE II Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. No reimbursement was paid to the Large Cap Value CORE II Fund for the year ended December 31, 2000.

  Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets, 0.65% of the next $200 million, 0.60% of the next $250 million and 0.55% of any additional amounts.

  After evaluating the fee to be charged to the Large Cap Value CORE II Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to decrease that Fund's investment advisory fees for the first $50 million and increase the fees for amounts over $500 million. Under the proposal, investment advisory fees would be paid at the following levels:

0.75% of the first $50 million of the Fund's average daily net assets, 0.65% of the next $150 million and 0.60% of any additional amounts. This is the same advisory fee schedule that currently applies for the Trust's Large Cap Value CORE Fund (which is the Fund after which the Large Cap Value CORE II Fund is modeled).

  Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e., "total expenses") would decrease for the first $50 million of assets, and increase only when average daily net assets of the Fund exceed $600 million. Had the proposal been in effect during 2000, when Fund assets did not exceed $10 million, the Fund would have paid John Hancock $20,730 instead of the $22,112 it actually paid (a 6.25% decrease). The 0.85% ratio of total expenses to average daily net assets also would have decreased to 0.80%. The 0.80% ratio compares favorably with total expense ratios incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Large Cap Value CORE II Fund (i.e., less than $100 million in assets). The average total expense ratio for all such funds is 0.90%. The foregoing analysis is based upon a John Hancock study using data as of December 31, 2000 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix E to this statement contains additional information on John Hancock's calculation of average total fund expenses.

  The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Large Cap Value CORE II Fund had they been in effect during 2000. The table is based on the Large Cap Value CORE II Fund's average net assets during the fiscal year ended December 31, 2000 and show (1) the current annualized level of all fees and expenses for the Large Cap Value CORE
-------
II Fund under the current investment advisory fee schedule; and (2) the pro-
                                                                        ----
forma annualized level of all fees and expenses that would have been incurred
-----
by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                               Current  Pro-Forma
                                               -------  ---------
Advisory fees                                   0.80%     0.75%
Distribution and Service (12b-1) Fees            N/A       N/A
Other Operating Expenses Absent Reimbursement   0.05%     0.05%
                                               ------    ------
Total Fund Expenses Absent Reimbursement        0.85%     0.80%
Expense Reimbursement (including fee waivers)  (0.00%)   (0.00%)
                                               ------    ------
Total Fund Expenses After Reimbursement         0.85%     0.80%

  Example: The following Example is intended to help compare the cost of investing in the Large Cap Value CORE II Fund under the current advisory fee schedule with the cost of investing in the Large Cap Value CORE II Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Large Cap Value CORE II Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large Cap Value CORE II Fund's operating expenses remain the same. Because shares of the Large Cap Value CORE II Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                         One  Three Five   Ten
                                                         Year Years Years Years
                                                         ---- ----- ----- ------
Although actual costs may be higher or lower, under the
  current advisory fee schedule, the costs would be:...  $87  $271  $471  $1,049
Although actual costs may be higher or lower, under the
  proposed advisory fee schedule, the costs would be:..  $82  $255  $444  $  990

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Large Cap Value CORE II Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Advisory fees

  After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

  . The current investment advisory fee and operating expense levels of the Fund approximate the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

  . Retaining Goldman Sachs as the Fund's sub-investment manager will require John Hancock to pay sub-advisory fees for this Fund that match the rate that John Hancock currently pays Goldman Sachs for its services as the sub-investment manager of the Trust's Large Cap Value CORE Fund.

  . There has been a continued increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund; and

  . generate sufficient advisory fee revenue so that fees under variable insurance products investing in the Fund would not have to be raised to less competitive levels in order for John Hancock to meet its profitability objectives.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustee's Recommendation

  At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified advisory fee schedule for the Large Cap Value CORE II Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Large Cap Value CORE II Amendment") in order to modify the current investment advisory fee schedules.

  In evaluating and approving the Large Cap Value CORE II Amendment, the Board, including the Independent Trustees and the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant as to whether the Large Cap Value CORE II Amendment would be in the best interests of the Large Cap Value CORE II Fund and its Shareholders.

  In making its decision to approve the modified advisory fee schedule, the Board considered, among other factors, the following:

  . The expected benefits of retaining Goldman Sachs as the Fund's sub-investment manager.

  . The comparability of the investment advisory fees and other expenses that would be paid by the Fund under the Large Cap Value CORE II Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

  . The increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The impact of the proposed changes in investment advisory fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

  . Current and projected profits to John Hancock, both under the current investment advisory fee schedule and the proposed new investment advisory fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including any practices that permit potential benefits to Goldman Sachs from the placing of portfolio transactions to recognize research and brokerage services.

  Based upon all of the above factors, the Board (including the Independent Trustees) believes that the new advisory fee arrangement proposed by John Hancock is fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

  Goldman Sachs. As of December 31, 2000, Goldman Sachs Asset Management, along with other units of the Investment Management Division of Goldman Sachs, had over $281.6 billion of assets under management. Appendix D to this statement contains additional information concerning Goldman Sachs and its executive officers.

  John Hancock. See Proposals 1A and 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

  The Board of Trustees believes that the Sub-Investment Management Agreement and the related Large Cap Value CORE II Amendment are in the best interests of the Trust and the Shareholders of the Large Cap Value CORE II Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE LARGE CAP VALUE CORE II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:
                                                 ---

  PROPOSAL 3A--        THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH
                       GOLDMAN SACHS

  PROPOSAL 3B--        THE LARGE CAP VALUE CORE II AMENDMENT WITH JOHN HANCOCK

    PROPOSALS 4A and 4B--ACTIVE BOND II FUND (formerly the Core Bond Fund)

                  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT
                   AGREEMENT AND AMENDMENT TO THE INVESTMENT
               MANAGEMENT AGREEMENT FOR THE ACTIVE BOND II FUND

  At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with JH Advisers and a related amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Active Bond II Fund. Shareholders will need to approve both Proposals in order to implement either.

Reasons for these Proposals

  The Sub-Investment Management Agreement, and a related amendment to the Investment Management Agreement for the Fund, are being submitted for shareholder approval at the Meeting because it will be the first shareholders' meeting of the Trust following the appointment of JH Advisers as an interim sub-investment manager effective January 1, 2001. Such interim sub-investment management agreements do not require shareholder approval, but the term of such agreements cannot exceed 150 days. Thus, a "final" Sub-Investment Management Agreement for the Active Bond II Fund must be executed. It is that "final" agreement that is described in these Proposals and that must be approved by Shareholders.

The Sub-Investment Management Agreement

  Prior to January 1, 2001, the sub-investment manager for the Active Bond II Fund was Federated Investment Management Company ("Federated") under an agreement with the Trust and John Hancock dated June 1, 2000.

  At its meeting on December 13, 2000, the Board, upon John Hancock's recommendation, decided that the Fund's sub-investment management relationship with Federated should be terminated at year-end, and that JH Advisers should be appointed as successor in 2001 for the reasons described in greater detail below. At the same time, the Board changed the name of the Fund from Core Bond Fund to Active Bond II Fund to reflect the investment strategy for this Fund that will be essentially identical to that now used by JH Advisers in managing the Trust's Active Bond Fund.

  The principal reasons for John Hancock's recommendation to replace the current sub-investment manager were (i) to continue to build upon the Trust's strategic relationship with JH Advisers and (ii) to provide access to a Fund managed by a firm with a disciplined and consistent investment strategy and competitive investment performance track record. JH Advisers is a wholly-owned subsidiary of John Hancock that currently manages the Trust's Active Bond and Small Cap Growth Funds. The strategic relationship is expected to result in more efficient effective management and oversight of the Active Bond II Fund and the Trust's Active Bond Fund by reducing the number of sub-advisors from two to one.

  The Trustees already had considerable familiarity with JH Advisers and its capabilities and operational practices because JH Advisers already has been serving as sub-investment manager to two other Funds of the Trust. Among the factors that the Board of Trustees considered in selecting JH Advisers as a new sub-investment manager for the Active Bond II Fund were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of bond portfolios.

  . Disciplined and well-defined investment process for investing in bond securities.

  .   Strong long-term performance record in managing bond portfolios.

  . Sub-investment advisory fee that is competitive relative to other bond portfolios with a similar investment focus.

  . JH Advisers' favorable reputation and presence in the variable products marketplace.

  John Hancock currently pays JH Advisers an interim sub-investment advisory fee at an annual rate that is the same as that previously paid to Federated. Whereas this rate is now 0.30% of the first $25 million of the Fund's average daily net assets, 0.25% of the next $25 million, 0.20% of the next $100 million and 0.15% for any additional amounts, under this proposal John Hancock will pay JH Advisers 0.25% of the first $100 million, 0.20% of the next $150 million, 0.16% of the next $250 million, 0.125% of the next $500 million and 0.10% for any additional amounts. This is the same sub-advisory fee schedule that currently applies for the Trust's Active Bond Fund (which is the Fund after which the Active Bond Fund is modeled). Had the proposal been in effect during 2000, John Hancock would have paid $6,522 in sub-investment advisory fees instead of the $7,826 it actually paid Federated.

  A copy of the form of the new Sub-Investment Management Agreement is included as Appendix B-4 to this statement. The principal function of a Fund's sub-investment manager is to make the day-to-day investment decisions for a Fund. As stated in the agreement, John Hancock will pay all sub-advisory fees to the sub-investment manager. Therefore, any increase in the sub-advisory fees need not necessarily result in any additional charge to the Trust or to Owners. However, in this case the higher fees payable to JH Advisers will be reflected in the proposed increase to the investment advisory fee to be paid by the Trust to John Hancock. The provisions of the Sub-Investment Management Agreement do not otherwise contain terms that materially impose greater liability on the Active Bond II Fund or John Hancock in comparison to the provisions of the sub-investment management agreement of the Fund with Federated that was last approved by shareholders of the Fund on June 13, 2000.

The Current Investment Management Agreement with John Hancock and the Proposed Amendment

  Pursuant to the Investment Management Agreement with the Trust dated June 1, 2000, John Hancock advises the Trust in connection with policy decisions of the Funds; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Funds; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the shareholders of the Fund on June 13, 2000.

  For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Active Bond II Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. No reimbursement was paid to the Active Bond II Fund for the year ended December 31, 2000.

  Under the current Investment Management Agreement, the Trust pays John Hancock advisory fees at an annual rate of 0.70% of the first $25 million of the Fund's average daily net assets, 0.65% of the next $25 million, 0.60% of the next $100 million and 0.55% of any additional amounts.

  After evaluating the fee to be charged to the Active Bond II Fund in comparison to the cost of services to be rendered by John Hancock and the fees to be paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the current Investment Management Agreement be amended to pay advisory fees at the following levels:
0.70% of the first $100 million of the Fund's average daily net assets, 0.65% of the next $150 million, 0.61% of the next $250 million 0.575% of the next $500 million and 0.55% of any additional amounts. This is the same advisory fee schedule that currently applies for the Trust's Active Bond Fund (which is the Fund after which the Active Bond Fund is modeled).

  Under the proposal, advisory fees plus other fund expenses capped as previously noted (i.e., "total expenses") would be higher only when average daily net assets of the Fund are over $25 million. Average daily assets of the Fund did not exceed $10 million during 2000, and the Trust paid advisory fees to John Hancock of $19,635. This amount would not have changed had the proposal been in effect during 2000. Similarly, the ratio of total expenses to average daily net assets for 2000, which was 0.75%, would not have changed had the proposal been in effect during 2000. The 0.75% ratio compares favorably to the total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Active Bond II Fund (i.e. less than $100 million in assets). The average total expense ratio for all such funds is 0.78%. The foregoing analysis is based upon a John Hancock study using data as of December 31, 2000 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix E to this statement contains additional information on John Hancock's calculation of average total fund expenses. The ratios do not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the ratios (and your costs) would be higher.

  The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Active Bond II Fund when that Fund's "other fund expenses" exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Advisory fees

  After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

  . The current investment advisory fee and operating expense levels of the Fund approximate the average contractual fee levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

  . Retaining JH Advisers as the Fund's sub-investment manager will require John Hancock to pay sub-advisory fees for this Fund that match the rate that John Hancock currently pays JH Advisers for its services as the sub-investment manager of the Trust's Active Bond Fund.

  . There has been an increase in the commitment of personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics; and

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Funds.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

  At its meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified advisory fee schedule for the Active Bond II Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Active Bond II Amendment") in order to modify the current investment advisory fee schedules.

  In evaluating and approving the Active Bond II Amendment, the Board, including the Independent Trustees and with the assistance of outside independent counsel to the Trust, requested and evaluated information from John Hancock which was relevant as to whether the Active Bond II Amendment would be in the best interests of the Active Bond II Fund and its Shareholders.

  In making its decision to approve the modified advisory fee schedule, the Board considered, among other factors, the following:

  . The expected benefits of retaining JH Advisers as the Fund's sub-investment manager.

  . The comparability of the investment advisory fees and other expenses that would be paid by the Fund in future years under the Active Bond II Amendment to those paid by other funds within the current variable insurance marketplace having similar investment focus and asset size.

  . The increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The impact of the proposed changes in investment advisory fee rates and changes in other expenses of the Fund on the Fund's total expense ratio and the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

  . Current and projected profits to John Hancock, both under the current investment advisory fee schedule and the proposed new investment advisory fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including any practices that permit potential benefits to JH Advisers from the placing of portfolio transactions to recognize research and brokerage services.

  Based upon all of the above factors, the Board (including the Independent Trustees) believes that the new advisory fee arrangement proposed by John Hancock is fair, reasonable and in the best interests of the Fund and its Shareholders.

Additional Information

  JH Advisers. As of December 31, 2000, JH Advisers had over $30 billion of assets under management in diversified equity and fixed income strategies investing in domestic and international markets. Appendix D to this statement contains additional information concerning JH Advisers and its executive officers.

  John Hancock. See Proposals 1A and 1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

  The Board of Trustees believes that the Sub-Investment Management Agreement and the related Active Bond II Amendment are in the best interests of the Trust and the Shareholders of the Active Bond II Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACTIVE BOND II FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:
                                       ---

  PROPOSAL 4A--
                       THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH JH ADVISERS

  PROPOSAL 4B--
                       THE ACTIVE BOND II AMENDMENT WITH JOHN HANCOCK

                         PROPOSAL 5--MONEY MARKET FUND

                  APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

  At its February 7, 2001 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, a new Sub-Investment Management Agreement with Wellington Management for the Money Market Fund.

Background

  This is the first time a sub-investment manager has been proposed for the Money Market Fund, and the new Sub-Investment Management agreement must be approved by Shareholders of the Fund before it can go into effect.

  Pursuant to its Investment Management Agreement with the Trust dated April 12, 1988, John Hancock advises the Trust in connection with policy decisions of the Money Market Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; makes day to day investment decisions; and supervises the activities of the other providers of services to the Fund.

  As stated in the agreement, John Hancock, with the approval of the Trust, may contract with one or more sub-investment managers to perform any of the investment management services required of John Hancock, provided that John Hancock will have the sole responsibility for the payment of compensation to the sub-investment manager.

Reasons for this Proposal

  Over time the operation of a money market fund, and the SEC's regulation of such funds, have become considerably more complex. Because management of SEC-regulated money market funds (like the Fund) is not a major part of John Hancock's business, it has become increasingly difficult for John Hancock, by itself, to administer the Money Market Fund's operations on a cost-effective basis. After evaluating the services required to be rendered by John Hancock to manage and administer the Fund's day to day operations, and the commitment of resources such services require, John Hancock began to seek a strategic partner with a history of successful operation of money market funds.

  Among the factors that John Hancock considered in selecting Wellington Management as a sub-investment manager were the following:

  . Strong organization with experience and significant resources (investment and operations personnel) dedicated to the development and management of money market portfolios.

  . Disciplined, conservative and well-defined investment process for investing in money market securities.

  . Consistent long-term performance record in managing money market portfolios

  . Sub-investment advisory fee that is competitive relative to other money market portfolios of similar size.

  John Hancock also gave weight to the fact that Wellington Management is one of the sub-investment managers with which John Hancock already is building a strategic relationship for the Trust. Adding Wellington Management as the sub-investment manager to the Money Market Fund (in addition to the other Funds that Wellington Management sub-advises for the Trust) should strengthen that strategic relationship. John Hancock expects that, over time, the Trust will reap significant benefits from such relationships. These include, for example, more efficient and effective oversight of the sub-investment manager's performance.

  At the meeting on February 7, 2001, John Hancock recommended to the Board of Trustees that Wellington Management be retained as a sub-investment manager of the Money Market Fund. Upon John Hancock's recommendation, the Board decided that Wellington Management should be appointed as sub-investment manager. Wellington Management's main responsibilities will be to make day-to-day investment decisions for the Money Market Fund, to perform certain functions to help the Fund comply with the special legal requirements applicable to money market funds, and to assist in providing appropriate reports and information to the Trust's officers and trustees.

  The Trustees already had considerable familiarity with Wellington Management and its capabilities and operational practices, because Wellington Management has already been serving as sub-investment manager to three other Funds of the Trust. In making its decision to approve Wellington Management as a sub-investment manager for the Money Market Fund, the Board considered, among other factors, the following:

  . Wellington Management's experience and resources dedicated to the development and management of money market portfolios as well as its disciplined and conservative investment strategy and long-term consistent performance record in managing money market portfolios.

  . The commitment of John Hancock to actively oversee and direct Wellington Management for all investment management services to be provided to the Fund.

  . The level of investment advisory fees and other expenses that are paid by the Fund under the Management Agreement with John Hancock would not increase.

  . The comparability of the investment advisory fees and other expenses that are paid by the Fund under the Management Agreement with John

      Hancock to those paid by other funds within the current variable insurance marketplace having similar investment focus.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  Under the proposed Sub-Investment Management Agreement, a sub-investment advisory fee will be paid to Wellington Management at an annual rate of 0.09% of the first $250 million of the Fund's average daily net assets, 0.05% of the next $500 million and 0.02% for any additional amounts. As stated in the agreement, John Hancock will pay all such sub-advisory fees to the sub-investment manager.

  A copy of the form of the Sub-Investment Management Agreement is included as Appendix B-1 to this statement. The provisions of the Sub-Investment Management Agreement do not contain terms that materially impose greater liability on the Money Market Fund in comparison to the provisions of the Investment Management Agreement of the Fund with John Hancock that was last approved by shareholders of the Fund on April 23, 1999.

Additional Information

  Wellington Management. See Proposals 1A-1B of this statement and Appendix D for information on Wellington Management and its Executive Committee members.

  John Hancock. See Proposals 1A-1B of this statement and Appendix D for information on John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

  The Board of Trustees believes that the Sub-Investment Management Agreement is in the best interests of the Trust and the Shareholders of the Money Market Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MONEY MARKET FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF:
                                      ---

  PROPOSAL 5--THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT WITH WELLINGTON
                   MANAGEMENT

                   PROPOSALS 6A and 6B--LARGE CAP VALUE FUND

               AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT
                AND TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT
                         FOR THE LARGE CAP VALUE FUND

  At its December 13, 2000 meeting, the Board of Trustees unanimously approved, and voted to recommend that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Large Cap Value Fund. At the same meeting, the Board of Trustees unanimously approved a reallocation of the sub-investment advisory fee payable by John Hancock to T. Rowe Price under the Sub-Investment Management Agreement.

Reasons for these Proposals

  The amendment to the Investment Management Agreement for the Fund is being submitted for shareholder approval of an increase in the investment advisory fee payable to John Hancock. The amendment to the Sub-Investment Management Agreement is being submitted for shareholder approval at the Meeting because it is the first meeting of the Shareholders since the reallocation of fees went into effect.

The Current Investment Management Agreement and the Proposed Amendment

  Pursuant to an Investment Management Agreement dated March 14, 1996 as subsequently amended with respect to the Large Cap Value Fund, John Hancock advises the Trust in connection with policy decisions of the Large Cap Value Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; supervises activities of the Fund's sub-investment manager; and supervises the activities of the other providers of services to the Trust. That agreement was last approved by the Shareholders on April 23, 1999.

  For any year in which the normal operating costs and expenses of the Large Cap Value Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. No reimbursement was paid to the Large Cap Value Fund for the year ended December 31, 2000.

  Under the current Investment Management Agreement, the Fund pays John Hancock "gross" advisory fees at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets, 0.70% of the next $150 million and 0.65% of any additional amounts.

  As stated in the agreement, John Hancock, with the approval of the Trust, may contract with one or more sub-investment managers to perform any of the investment management services required of John Hancock, provided that John Hancock will have the sole responsibility for the payment of compensation to the sub-investment manager. Accordingly, John Hancock allocates a portion of the "gross" advisory fees it receives to cover the sub-investment advisory fee it pays to T. Rowe Price under the Sub-Investment Management Agreement. John Hancock currently pays T. Rowe Price a sub-investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets. Prior to the reallocation of sub-investment advisory fees described below, John Hancock paid T. Rowe Price a sub-investment advisory fee as follows: 0.50% on the first $100 million of the Fund's average daily net assets; 0.45% on the next $150 million; and 0.40% on all other amounts.

  After evaluating the "net" fees to be charged to the Large Cap Value Fund-- the investment advisory fees received by John Hancock less the compensation paid by John Hancock to the Fund's sub-investment manager--in comparison to the cost of services to be rendered by John Hancock, John Hancock recommended to the Board of Trustees at its December 13, 2000 meeting that the "net" fees be increased by 0.10% of the Fund's average daily net assets. To do this, John Hancock made three proposals. First, with respect to the first $100 million of the Fund's average daily net assets, John Hancock proposed no increase in the "gross" advisory fee. Instead, John Hancock proposed a reallocation of fees to decrease the sub-investment advisory fee it pays in an amount equal to 0.10% of the Fund's average daily net assets. Second, with respect to the next $150 million of the Fund's average daily net assets, John Hancock proposed an increase in the "gross" advisory fee equal to 0.05% of the Fund's average daily net assets and a reallocation of fees to decrease the sub-investment advisory fee in an amount equal to 0.05% of the Fund's average daily net assets. Third, with respect to amounts over $250 million of the Fund's average daily net assets, John Hancock proposed an increase in the "gross" advisory fee equal to 0.10% of the Fund's average daily net assets.

  Under the proposal, the Fund's proposed "gross" advisory fees plus other fund expenses (i.e., "total expenses") would not increase on the first $100 million of the Fund's average daily net assets. If the increase had been in effect during 2000, (i) the Fund would have paid John Hancock $1,256,093 on behalf of the Large Cap Value Fund, rather than the $1,222,357 paid under the current Investment Management Agreement (a 2.75% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.80% rather than 0.78%. However, the 0.80% ratio compares favorably with total expense ratios currently incurred by funds that support other variable insurance products and that have similar investment focus and that are of a size comparable to the Large Cap Value Fund (i.e., less than $250 million in assets). The average total expense ratio for all such funds is 0.89%. The foregoing analysis is based upon a John Hancock study using data as of December 31, 2000 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix E to this statement contains additional information on John Hancock's calculation of average total fund expenses.

  The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications had they been in effect during 2000. The table is based on the Large Cap Value Fund's average net assets during the fiscal year ended December 31, 2000 and shows (1) the current annualized level of all fees and
                                    -------
expenses for the Large Cap Value Fund under the current investment advisory fee schedule; and (2) the pro-forma annualized level of all fees and expenses
                      -------------
that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

                                                              Current  Pro-Forma
                                                              -------  ---------
Advisory fees................................................  0.73%     0.75%
Distribution and Service (12b-1) Fees........................    N/A       N/A
Other Operating Expenses Absent Reimbursement................  0.05%     0.05%
                                                              ------    ------
Total Fund Expenses Absent Reimbursement.....................  0.78%     0.80%
Expense Reimbursement (including fee waivers)................ (0.00%)   (0.00%)
                                                              ------    ------
Total Fund Expenses After Reimbursement......................  0.78%     0.80%

  Example: The following Example is intended to help compare the cost of investing in the Large Cap Value Fund under the current advisory fee schedule with the cost of investing in the Large Cap Value Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Large Cap Value Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large Cap Value Fund's operating expenses remain the same. Because shares of the Large Cap Value Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                         One  Three Five   Ten
                                                         Year Years Years Years
                                                         ---- ----- ----- -----
Although actual costs may be higher or lower, under the
  current advisory fee schedule, the costs would be:.... $80  $249  $433  $966
Although actual costs may be higher or lower, under the
  proposed advisory fee schedule, the costs would be:... $82  $255  $444  $990

  The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

  The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Large Cap Value Fund when that Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets, will remain unchanged. See Appendix C to this statement for a description of the Investment Management Agreement.

Rationale For Proposed Changes In Advisory fees

  After conducting a review of the level of investment advisory fees for comparable large cap value funds, John Hancock noted the following:

  . Since the inception of the Large Cap Value Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

  . The current investment advisory fee level of the Fund is below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and size.

  John Hancock wished to establish a new fee schedule for the Fund that would:

  . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus;

  . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Trust;

  . provide a level of financial incentive that would make it easier for John Hancock to include the Fund as an investment option in its new insurance products; and

  . generate sufficient advisory fee revenues that fees under variable insurance products investing in the Fund do not have to be raised to less competitive levels in order for John Hancock to meet its overall profitability objectives.

  As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

Basis For The Trustees' Recommendation

  At a meeting held on December 13, 2000, the Board of Trustees, including all the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), unanimously approved the modified advisory fee schedule for the Large Cap Value Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock ("Large Cap Value Amendment") in order to modify the current investment advisory fee schedule.

  In evaluating and approving the Large Cap Value Amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information provided by John Hancock which was relevant to whether the Large Cap Value Amendment would be in the best interests of the Large Cap Value Fund and its Shareholders.

  In making its decision to approve the modified advisory fee schedule, the Board considered, among other factors, the following:

  . The comparability of the investment advisory fees and other expenses that would be paid by the Fund under the Large Cap Value Amendment to those paid to other funds within the current variable insurance marketplace having similar investment focus.

  . The significantly increased commitment of personnel and resources required of John Hancock, since the inception of the Fund, to support the investment management services provided to the Fund, and the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

  . The impact of the proposed changes in investment advisory fee rates and changes in other expenses of the Fund on the Fund's total expense ratio.

  . The historical investment record of John Hancock in managing the Fund, as well as performance information regarding other funds within the current variable insurance marketplace not advised or managed by John Hancock but having similar investment focus and asset types.

  . The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

  . Current and projected profits to John Hancock, both under the current investment advisory fee schedule and the proposed new investment advisory fee schedule, from providing investment management services to the Trust and from the John Hancock insurance products which use the Trust as a funding medium.

  . John Hancock's determination that the proposed agreements would not have a material impact on the Fund's current brokerage placement practices, including any practices that permit potential benefits to
      T. Rowe Price from the placing of portfolio transactions to recognize research and brokerage services.

  . The need to provide sufficient revenues to John Hancock, within the competitive marketplace, to successfully promote the Fund as a funding medium for variable insurance products it may market in the future and increase the opportunities for growth in the Fund's assets.

  Based upon all of the above factors, the Board (including the Independent Trustees) believes that the new advisory fee arrangement proposed by John Hancock is fair, reasonable and in the best interests of the Fund and its Shareholders.

The Amendment to the Sub-Investment Management Agreement

  The sub-investment manager for the Large Cap Value Fund is T. Rowe Price. T. Rowe Price has been the Fund's sub-investment manager since March 29, 1996, pursuant to a Sub-Investment Management Agreement with the Trust and John Hancock. That agreement was last approved by Shareholders of the Fund on April 14, 1997. Under the Sub-Investment Management Agreement, T. Rowe Price provides a continuing and suitable investment program for the Fund consistent with the investment policies, objectives and restrictions of the Fund. T. Rowe Price manages the investment and reinvestment of the assets of the Fund subject to the overall supervision, direction, control and review of John Hancock and the Trust. John Hancock paid $584,478 to T. Rowe Price during 2000 for its services to the Large Cap Value Fund.

  Under the reallocation formula recommended by John Hancock and adopted at the December 13, 2000 meeting of the Board of Trustees, John Hancock currently pays
T. Rowe Price a sub-investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets. John Hancock retains the remainder of the advisory fees paid by the Trust for management of the Large Cap Value Fund.

  In making its decision to approve the modified sub-investment advisory fee schedule, the Board considered, among other factors, representations from T. Rowe Price that the type, quality and diversity of services provided to the Fund by T. Rowe Price would not be diminished by a reduction in its fees.

  Under the proposal, Shareholders are being asked to ratify and approve a reduced fee schedule to the Sub-Investment Management Agreement. There are no other changes to the agreement.

Additional Information

  T. Rowe Price See Proposals 2A--2B of this statement and Appendix D for information on T. Rowe Price and its directors and executive officers.

  John Hancock. See Proposals 1A--1B of this statement and Appendix D for information on John Hancock and its directors and executive officers.

Trustees' Recommendation

  The Board of Trustees believes that the amended Investment Management Agreement and the amended Sub-Investment Management Agreement are in the best interests of the Trust and the Shareholders of the Large Cap Value Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE LARGE CAP VALUE FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF BOTH:
                                         ---

  PROPOSAL 6A--        THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH JOHN
                       HANCOCK

  PROPOSAL 6B--        THE AMENDED SUB-INVESTMENT MANAGEMENT AGREEMENT WITH T.
                       ROWE PRICE

                                                                     Appendix A

                         RECORD DATE AND VOTING SHARES

  As of the close of business on February 16, 2001 ("the record date"), there were the following shares outstanding:

                                                                    Number of
Name of Fund                                                          Shares
------------                                                      --------------
Large/Mid Cap Value II...........................................  8,751,861.890
Small Cap Value..................................................  2,797,438.816
Large Cap Value CORE SM II.......................................    582,212.406
Active Bond II...................................................    530,135.157
Money Market..................................................... 47,742,547.864
Large Cap Value.................................................. 14,691,714.699

  Each Trust share is entitled to one vote, and fractional votes will be counted.

  The number of Trust Shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

  As of the close of business on February 16, 2001, John Hancock, JHVLICO and IPL had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

                                                                     Percentage
                                                                      of Total
                                                          Number of    Shares
Name of Fund                                               Shares    Outstanding
------------                                             ----------- -----------
Large/Mid Cap Value II..................................         --       --
Small Cap Value......................................... 602,439.779    21.54
Large Cap Value CORE SM II.............................. 504,524.406    86.66
Active Bond II.......................................... 520,676.370    98.22
Money Market............................................         --       --
Large Cap Value.........................................         --       --

                                                                   Appendix B-1

                            Proposals 1A, 1B and 5

                  FORM OF SUB-INVESTMENT MANAGEMENT AGREEMENT

  The form of the Wellington Management Sub-Investment Management Agreement to be voted upon for the Large/Mid Cap Value II Fund (Proposals 1A and 1B) and for the Money Market Fund (Proposal 5) begins on the following page. The agreements will be dated and signed on or within a reasonable time after approval by Shareholders of the respective Funds, each agreement to be effective on or about May 1, 2001.

                                     B-1-1

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the first day of May 2001 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, JHLICO and Wellington Management are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940, as amended; and

  WHEREAS, the Trust is authorized to issue its shares in separate classes, with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the [Fund name to be inserted] (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of [Date to be inserted] (the "Investment Management Agreement"), pursuant to which it may contract with Wellington Management as a sub-investment manager as provided for herein.

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-investment Manager

  (a) Subject Fund. Wellington Management is hereby appointed and Wellington Management hereby accepts the appointment to act as sub-investment manager to the [Fund name to be inserted] (the "Subject Fund") effective May 1, 2001 for the period and on the terms herein set forth, and for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain Wellington Management to render investment advisory services hereunder for any other Fund, they shall so notify Wellington Management in writing. If it is willing to render such services, Wellington Management shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

                                     B-1-2

  (c) Incumbency Certificates. Wellington Management shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of a senior officer of Wellington Management setting forth (by name and title, and including specimen signatures) those officers of Wellington Management who are authorized to give instructions for the Subject Fund pursuant to the provisions of this Agreement. Wellington Management shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of Wellington Management so named.

  (d) Independent Contractor. Wellington Management shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (e) Wellington Management's Representations. Wellington Management represents, warrants and agrees (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true in any material respect at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the ownership of Wellington Management, or of any change in the identity of the personnel who manage the Subject Fund, (iv) that it has adopted a code of ethics complying with the requirements of
Section 17(j) and Rule 17j-1 under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of Wellington Management's Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC"), and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  Wellington Management will provide for the Subject Fund a continuing and suitable investment program consistent with the investment objectives, policies, guidelines and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, JHLICO or the Trust may provide Wellington Management with additional or amended investment policies, guidelines and restrictions. Wellington Management, as sub-investment manager, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, (i) subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, and (ii) consistent with the

                                     B-1-3
applicable investment objectives, policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, By-laws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any other directions or instructions delivered to Wellington Management in writing by JHLICO or the Trust from time to time). By its signature below, Wellington Management acknowledges receipt of a copy of the Trust's Declaration of Trust, By-laws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  Wellington Management will, at its own expense:

    (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

    (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Fund;

    (c) place orders for purchases and sales of portfolio investments for the Subject Fund;

    (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund;

    (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

    (f) at or prior to the close of business each day, provide JHLICO and the custodian with trade information for each transaction effected for the Subject Fund, and promptly provide to the custodian information on all brokerage or dealer confirmations;

    (g) as soon as practicable following the end of each calendar month, provide JHLICO with information on all transactions effected for the Subject Fund during the month, a summary listing all investments held in such Fund as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund; and

    (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with Wellington Management's proxy voting policy as most recently provided to JHLICO.


                                     B-1-4

  On its own initiative, Wellington Management will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Wellington Management will also make its personnel available in Boston, Massachusetts or other reasonable locations as often as quarterly to discuss the Subject Fund and Wellington Management's management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

  The Trust and JHLICO will provide timely information to Wellington Management regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Subject Fund. JHLICO will timely provide Wellington Management with monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of Subject Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Wellington Management to perform its responsibilities hereunder.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

    (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (b) custodian fees and expenses;

    (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (d) interest payable on the Trust's borrowings.

  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered with respect to each Subject Fund as herein provided, JHLICO shall pay to Wellington Management a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of that Subject Fund, as set forth in Schedule I attached hereto and made a part hereof, and as may be amended from time to time with respect to additional Subject Funds. Such fee shall be accrued daily and payable monthly, as soon as

                                     B-1-5
practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to a Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean a Subject Fund's net assets as of the most recent preceding day for which that Subject Fund's net assets were computed.

5. Fund Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Fund, Wellington Management is authorized to select the brokers or dealers that will execute purchase and sale transactions for said Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. Wellington Management shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Wellington Management shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to Wellington Management, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Wellington Management shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  Wellington Management will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by Wellington Management on the Trust's behalf and, in the event of termination of this Agreement with respect to any Fund for any reason, all records relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by Wellington Management, provided that (subject to the last paragraph of this Section 6) Wellington Management may retain copies of such records. Wellington Management also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or to make such books and records available for audit or inspection by representatives of regulatory authorities, or other persons reasonably designated by the Trust. Wellington Management further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Section 31 and Rules 31a-1 and 31a-2, to the extent such records are not maintained by the custodian, transfer agent or JHLICO, and to supply all

                                     B-1-6
information requested by any securities and insurance regulatory authorities to determine whether all securities and insurance laws and regulations are being complied with. Wellington Management shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to Wellington Management.

  Wellington Management shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect Wellington Management or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he or she might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his or her duties or the reckless disregard of his or her obligations and duties. Wellington Management shall employ only qualified personnel to manage the Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment objectives, policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, By-laws, prospectus and statement of additional information or any supplements thereto; shall manage the Subject Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, Wellington Management shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.


                                     B-1-7

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Subject Fund on May 1, 2001 and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from Wellington Management in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund only so long as such continuance with respect to any such Fund is specifically approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the Trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, which termination shall be effective immediately upon delivery of written notice thereof to Wellington Management and JHLICO. This Agreement may be terminated by Wellington Management on at least ninety days' prior written notice to the Trust and JHLICO, and may be terminated by JHLICO on at least ninety days' prior written notice to the Trust and Wellington Management.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment or if the Investment Management Agreement is terminated.


                                     B-1-8

9. Services not Exclusive; Use of Wellington Management's Name and Logo.

  The services of Wellington Management to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that partners, officers and employees of Wellington Management and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  During the term of this Agreement, subject to Wellington Management's consent (which consent shall not be unreasonably withheld and which may be presumed unless an objection is made to a proposed use as hereinafter provided), JHLICO and the Trust shall have the non-exclusive and non-transferrable right to use Wellington Management's name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to printing or distributing of any materials which refer to Wellington Management, JHLICO shall consult with Wellington Management and shall furnish to Wellington Management a copy of such materials. Wellington Management agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not print or distribute such materials if Wellington Management reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are to be used.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Fund, Wellington Management and its partners, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other accounts managed by Wellington Management or its affiliates, if orders are allocated in a manner deemed equitable by Wellington Management among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

                                     B-1-9

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Notices

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

SUB-INVESTMENT MANAGER:  Wellington Management Company, LLP
                         75 State Street
                         Boston, MA 02109
                         Attention: Regulatory Affairs
                         Fax #: 617-790-7760

JHLICO:                  John Hancock Life Insurance Company
                         200 Clarendon Street
                         P.O. Box 111
                         Boston, MA 02117
                         Attention: Raymond F. Skiba
                         Fax #: 617-375-4835

TRUST:                   John Hancock Variable Series Trust I
                         200 Clarendon Street
                         P.O. Box 111
                         Boston, MA 02117
                         Attention: Raymond F. Skiba
                         Fax #: 617-375-4835

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part.

                                    B-1-10

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Attest:                                John Hancock Variable Series Trust I

                                       By: ___________________________________
                                           Name: Michele G. Van Leer
                                           Title: Chairman

Attest:                                John Hancock Life Insurance Company

                                       By: ___________________________________
                                           Name: Robert R. Reitano
                                           Title: Vice President

Attest:                                Wellington Management Company, LLP

                                       By: ___________________________________
                                           Name:
                                           Title:

                                    B-1-11

                                   SCHEDULE I

                                      FEES

For the Large/Mid Cap Value II Fund (Proposals 1A-1B):

Current Net Assets Under
Management                            Sub-Advisory Fee
------------------------              ----------------
On the first $25,000,000      60 basis points (0.60%) per annum
On the next $25,000,000       50 basis points (0.50%) per annum
On the next $50,000,000       40 basis points (0.40%) per annum
On amounts over $100,000,000  30 basis points (0.30%) per annum

For the Money Market Fund (Proposal 5):

Current Net Assets Under
Management                            Sub-Advisory Fee
------------------------              ----------------
On the first $250,000,000     9 basis points (0.09%) per annum
On the next $500,000,000      5 basis points (0.05%) per annum
On amounts over $750,000,000  2 basis points (0.02%) per annum

                                     B-1-12

                                                                   Appendix B-2

                                Proposals 2A-2B

                  FORM OF SUB-INVESTMENT MANAGEMENT AGREEMENT

  The T. Rowe Price Sub-Investment Management Agreement to be voted upon for the Small Cap Value Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                                     B-2-1

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the first day of May, 2001 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), T. Rowe Price Associates, Inc., ("T. Rowe Price") a Maryland corporation and subsidiary of T. Rowe Price Group, Inc., and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO and T. Rowe Price are each engaged in the business of rendering investment advice under the Investment Adviser Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the Small Cap Value Fund, (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of August 31, 1999 (the "Investment Management Agreement"), pursuant to which it may contract with T. Rowe Price as a sub-manager as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager.

  (a) Subject Fund. T. Rowe Price is hereby appointed and T. Rowe Price hereby accepts the appointment to act as investment adviser and manager to the Small Cap Value Fund (the "Subject Fund") for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain T. Rowe Price to render investment advisory services hereunder for any other Fund, they shall so notify T. Rowe Price in writing. If it is willing to render such services, T. Rowe Price shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

                                     B-2-2

  (c) Incumbency Certificates. T. Rowe Price shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of a senior officer of T. Rowe Price setting forth (by name and title, and including specimen signatures) those officers of T. Rowe Price who are authorized to make investment decisions for the Subject Fund pursuant to the provisions of this Agreement. T. Rowe Price shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of T. Rowe Price so named.

  (d) Independent Contractor. T. Rowe Price shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (e) T. Rowe Price's Representations. T. Rowe Price represents, warrants and agrees (I) that it is registered as an investment adviser under the Investment Adviser Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of T. Rowe Price, or of any change in the identity of the personnel who manage the Subject Fund, (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of T. Rowe Price's Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  T. Rowe Price will provide for the Subject Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, the Board of Trustees of the Trust may provide T. Rowe Price with additional or amended investment policies, guidelines and restrictions. T. Rowe Price, as sub-manager, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of

                                     B-2-3
additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to T. Rowe Price in writing by JHLICO or the Trust from time to time). By its signature below, T. Rowe Price acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  T. Rowe Price will, at its own expense:

    (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

    (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Fund to the extent such securities are not otherwise priceable using an approved pricing service;

    (c) place orders for purchases and sales of portfolio investments for the Subject Fund;

    (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund in connection with the settlement of trades;

    (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

    (f) each business day, provide JHLICO with a written daily statement of the transactions effected for the Subject Fund on the previous business day;

    (g) as soon as practicable following the end of each calendar month, provide JHLICO with a summary listing of all investments held in such Fund as of the last day of the month, together with the average purchase price per unit of each investment and such other information as JHLICO may reasonably request; and

    (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with T. Rowe Price's proxy voting policy as most recently provided to JHLICO.

  The Trust and JHLICO will provide timely information to T. Rowe Price regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Fund. JHLICO will timely provide T. Rowe Price with copies of monthly accounting

                                     B-2-4
statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of Portfolio securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulation Section 1.817) as may be reasonably necessary or appropriate in order for T. Rowe Price to perform its responsibilities hereunder. T. Rowe Price will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. T. Rowe Price will also make such personnel as it deems appropriate available in Boston or other reasonable locations as often as quarterly to discuss the Subject Fund and T. Rowe Price's management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

    (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (b) custodian fees and expenses;

    (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (d) interest payable on the Trust's borrowings.

  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered with respect to the Subject Fund as herein provided, JHLICO shall pay to T. Rowe Price a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of the Subject Fund, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Fund's net assets as of the most recent preceding day for which the Subject Fund's net assets were computed.

                                     B-2-5

5. Fund Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Fund, T. Rowe Price is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. T. Rowe Price shall maintain records adequate to demonstrate compliance with this requirement. T. Rowe Price shall have the right subject to the control of the Trust's Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to
T. Rowe Price, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. T. Rowe Price shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  T. Rowe Price will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by T. Rowe Price on the Trust's behalf and, in the event of termination of this Agreement with respect to any Fund for any reason, all records relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by T. Rowe Price, provided that (subject to the last paragraph of this Section 6) T. Rowe Price may retain copies of such records. T. Rowe Price also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. T. Rowe Price further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2. T. Rowe Price also agrees to supply all information in its possession required by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.
T. Rowe Price shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding the investments in the Subject Fund which is reasonably required by them and reasonably available to
T. Rowe Price, provided that T. Rowe Price shall not be required to incur any additional expense in connection therewith.

  T. Rowe Price shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

                                     B-2-6

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect T. Rowe Price or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. T. Rowe Price shall employ only qualified personnel to manage the Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Fund (subject to the receipt of and based upon the information contained in periodic reports from JHLICO or the custodian concerning the classification of Portfolio securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations to Section 1.817-5(b). However, T. Rowe Price shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

  JHLICO agrees to hold harmless T. Rowe Price, its directors and officers and each person if any, who controls T. Rowe Price within the meaning of Section 15 of the Securities Act of 1933, as amended, from and against any and all losses, claims, damages liabilities and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or based upon (a) the failure of the Trust's Registration Statement, including the prospectus and statement of additional information, or any amendment or supplement thereto, any preliminary prospectus, any other written communication with investors or any other submission to governmental bodies or self-regulatory bodies filed on or subsequent to the date of this Agreement (collectively, the "Disclosure Documents") to comply with the requirements of applicable federal and state securities, insurance or other laws; (b) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document; or (c) any omission or alleged omission in any Disclosure Document to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as such losses, claims damages, liabilities and expenses arise out of or are based upon any such statement or omission which is in turn based upon information furnished in writing to JHLICO or the Trust by T. Rowe Price and which T. Rowe Price was informed or otherwise knew was to be used in the Disclosure Document.


                                     B-2-7

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Subject Fund on the date hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from T. Rowe Price in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. The Trust may terminate this Agreement with respect to any Fund at any time, without payment of any penalty, pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, by giving written notice thereof to T. Rowe Price and to JHLICO. Any such termination shall be effective as of the later of the date specified in such notice or the date such notice is delivered to T. Rowe Price. T. Rowe Price may terminate this Agreement with respect to any Fund on at least sixty days' prior written notice delivered to the Trust and to JHLICO. JHLICO may terminate this Agreement with respect to any Fund on at least sixty days' prior written notice delivered to the Trust and to T. Rowe Price.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (other than as permitted in Section 15 below) or if the Investment Management Agreement is terminated.


                                     B-2-8

9. Services not Exclusive; Use of T. Rowe Price's Name and Logo.

  The services of T. Rowe Price to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of T. Rowe Price and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  During the term of this Agreement, and subject to a separate agreement among JHLICO, the Trust and T. Rowe Price, JHLICO and the Trust shall have the non-exclusive, non-transferable right to use T. Rowe Price's name and logo as set forth in Exhibit A hereto in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to T. Rowe Price, JHLICO shall consult with T. Rowe Price and shall furnish to T. Rowe Price a copy of such materials. T. Rowe Price agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if T. Rowe Price reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Fund, T. Rowe Price and its directors, officers and employees will not act as principal. Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other registered investment companies managed by T. Rowe Price or its affiliates, if orders are allocated in a manner deemed equitable by T. Rowe Price among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.


                                     B-2-9

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Notices

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

T. Rowe Price:  T. Rowe Price Associates, Inc.
                100 East Pratt Street
                Baltimore, MD 21202
                Attention: John Cammack
                Fax #: (410) 345-3618

cc:             Henry H. Hopkins, Esq.
                T. Rowe Price Associates, Inc.
                100 East Pratt Street
                Baltimore, MD 21202
                Fax #: (410) 345-6575

JHLICO:         John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: (617) 572-4953

TRUST:          John Hancock Variable Series Trust I
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: (617) 572-4953

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

                                    B-2-10

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                       John Hancock Variable Series Trust I
Attest:

                                       By: ___________________________________
                                           Title:

                                       John Hancock Life Insurance Company
Attest:

                                       By: ___________________________________
                                           Title:

                                       T. Rowe Price Associates, Inc.
Attest:

                                       By: ___________________________________
                                           Title:

                                    B-2-11

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management                    Sub-Advisory Fee
-----------------------------------                    ----------------
On all amounts................................ 60 basis points (0.60%) per annum

                                     B-2-12

                                                                   Appendix B-3

                                Proposals 3A-3B

                       FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

  The Goldman Sachs Sub-Investment Management Agreement to be voted upon for the Large Cap Value CORE II Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                                     B-3-1

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of the May 1, 2001 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., a New York limited partnership ("Goldman Sachs"), and John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO").

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO and Goldman Sachs are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several classes, one of which is designated as the Large Cap Value CORE II Fund (together with all other classes established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of June 1, 2000 (the "Investment Management Agreement"), pursuant to which it may contract with Goldman Sachs as a sub-manager as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager

  (a) Subject Fund. Goldman Sachs is hereby appointed and Goldman Sachs hereby accepts the appointment to act as investment adviser and manager to the Large Cap Value CORE II Fund (the "Subject Fund"), effective May 1, 2001 for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain Goldman Sachs to render investment advisory services hereunder for any other Fund, they shall so notify Goldman Sachs in writing. If it is willing to render such services, Advisers shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

                                     B-3-2

  (c) Incumbency Certificates. Goldman Sachs shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of a senior officer of Goldman Sachs setting forth (by name and title, and including specimen signatures) those officers of Goldman Sachs who are authorized to make investment decisions for the Subject Fund pursuant to the provisions of this Agreement. Goldman Sachs shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of Goldman Sachs so named.

  (d) Independent Contractor. Goldman Sachs shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (e) Goldman Sachs' Representations. Goldman Sachs represents, warrants and agrees (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of Goldman Sachs, or of any change in the identity of the personnel who manage the Subject Fund, (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of Goldman Sachs' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  Goldman Sachs will provide for the Subject Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, JHLICO or the Trust may provide Goldman Sachs with additional or amended investment policies, guidelines and restrictions. Goldman Sachs, as sub-manager, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of

                                     B-3-3
additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Goldman Sachs in writing by JHLICO or the Trust from time to time). By its signature below, Goldman Sachs acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  Goldman Sachs will, at its own expense:

    (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, upon reasonable request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

    (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Fund;

    (c) place orders for purchases and sales of portfolio investments for the Subject Fund;

    (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund;

    (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

    (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets, electronic access to trade records, or other means to verify trade data received by the custodian from third parties for each transaction effected for the Subject Fund;

    (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Fund during the month, a summary listing all investments held in such Fund as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund; and

    (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with Goldman Sachs' proxy voting policy as most recently provided to JHLICO.


                                     B-3-4

  On its own initiative, Goldman Sachs will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. Goldman Sachs will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Subject Fund and Goldman Sachs' management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

  The Trust and JHLICO will provide timely information to Goldman Sachs regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Fund. JHLICO will timely provide Goldman Sachs with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of Fund securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Goldman Sachs to perform its responsibilities hereunder. Without limiting the foregoing, JHLICO will perform quarterly and annual tax compliance tests to measure whether the Subject Fund is in compliance with Subchapter M and Section 817(h) of the Internal Revenue Code. JHLICO will apprise Goldman Sachs promptly after each tax quarter end of any non-compliance with the diversification requirements in such provisions of the Internal Revenue Code. If so apprised, Goldman Sachs will take prompt action to remedy any such non-compliance identified by JHLICO and bring the Subject Fund back into compliance with such diversification provisions of the Internal Revenue Code.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

    (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (b) custodian fees and expenses;

    (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (d) interest payable on the Trust's borrowings.

  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

                                     B-3-5

4. Sub-Advisory Fees.

  For all of the services rendered with respect to the Subject Fund as herein provided, JHLICO shall pay to Goldman Sachs a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of the Subject Fund, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Fund's net assets as of the most recent preceding day for which the Subject Fund's net assets were computed.

5. Portfolio Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Fund, Goldman Sachs is authorized to select the brokers or dealers (including affiliated broker-dealers) that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. Goldman Sachs shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, Goldman Sachs shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to Goldman Sachs, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Goldman Sachs shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  Goldman Sachs will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by Goldman Sachs on the Trust's behalf and, in the event of termination of this Agreement with respect to any Fund for any reason, all records relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by Goldman Sachs, provided that (subject to the last paragraph of this Section 6) Goldman Sachs may retain copies of such records. Goldman Sachs also agrees, upon request of the Trust, promptly to surrender such books and records or, at its

                                     B-3-6
expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. Goldman Sachs further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with. Goldman Sachs shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to Goldman Sachs.

  Goldman Sachs shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities, is required by applicable law, legal process or in connection with any litigation arising out of the subject matter of this Agreement, or is otherwise publicly disclosed and such public disclosure is not in breach of any confidentiality restriction.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect Goldman Sachs or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Goldman Sachs shall employ only qualified personnel to manage the Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and

                                     B-3-7
familiar with such matters would use in the conduct of a similar enterprise. However, Goldman Sachs shall not be obligated to perform any service not described in this Agreement, shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved, and shall not be obligated to comply with any applicable insurance laws and regulations unless previously notified thereof in writing by JHLICO or the Trust.

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Subject Fund on the date hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from Goldman Sachs in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (b) in either event by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by the Trust pursuant to a vote of the trustees of the Trust or a vote of a majority of the outstanding shares of such Fund, which termination shall be effective immediately upon delivery of notice thereof to Goldman Sachs and JHLICO (unless a later effective date is specified in such notice). This Agreement may be terminated by Goldman Sachs on at least ninety days' prior written notice to the Trust and JHLICO, and may be terminated by JHLICO on at least ninety days' prior written notice to the Trust and Goldman Sachs. In the event of any termination of this Agreement with

                                     B-3-8
respect to a Subject Fund, the parties agree to cooperate and to use reasonable efforts to effect the transition of daily management services for such Subject Fund from Goldman Sachs to JHLICO (or to another sub-investment manager identified by JHLICO); it being understood and agreed that Goldman Sachs shall not be liable for any loss, cost or expense (including without limitation any loss, cost or expense arising out of any termination pursuant to the first sentence of this Section 8(b) which is effective upon less than 30 days' prior written notice) incurred by the Trust or by the Subject Fund arising out of any such termination and transition of daily management services, except as may be caused by Goldman Sachs' willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under this Agreement. On the effective date of any termination, Goldman Sachs shall cease its activities under this Agreement with respect to, and shall cease to be responsible for, the continuing management of any terminated Subject Fund.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (other than as permitted pursuant to Section 15 below) or if the Investment Management Agreement is terminated.

9. Services Not Exclusive; Use of Goldman Sachs' Name and Logo.

  The services of Goldman Sachs to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Goldman Sachs and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  During the term of this Agreement, JHLICO and the Trust shall have the non-exclusive and non-transferable right to use Goldman Sachs' name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to Goldman Sachs, JHLICO shall consult with Goldman Sachs and shall furnish to Goldman Sachs a copy of such materials. Goldman Sachs agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if Goldman Sachs reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Fund, Goldman Sachs and its directors, officers and employees will not act as principal or agent or receive any commission, except as may be permitted under

                                     B-3-9
the 1940 Act, including but not limited to securities or futures transactions complying with Rule 17e-1 under the 1940 Act and joint repurchase transactions complying with the conditions of any exemptive order obtained by Goldman Sachs. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other registered investment companies or other clients managed by Goldman Sachs or its affiliates, if orders are allocated in a manner deemed equitable by Goldman Sachs among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of the Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

13. Notices.

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

GOLDMAN SACHS:  Goldman Sachs Asset Management
                32 Old Slip, 17th Floor
                New York, NY 10004
                Attention: Daniel Dumont
                Fax #: 212-357-3279

JHLICO:         John Hancock Life Insurance Company
                200 Clarendon Street
                P.O. Box 111
                Boston, MA 02117
                Attention: Raymond F. Skiba
                Fax #: 617-375-4835

                                    B-3-10

TRUST:  John Hancock Variable Series Trust I
        200 Clarendon Street
        P.O. Box 111
        Boston, MA 02117
        Attention: Raymond F. Skiba
        Fax #: 617-375-4835

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Attest:                                John Hancock Variable Series
                                          Trust I

____________________________           By: ___________________________________
                                           Title: President and Vice Chairman

Attest:                                John Hancock Life Insurance
                                          Company

____________________________           By: ___________________________________
                                           Title: Vice President

Attest:                                Goldman Sachs Asset Management,
                                          a unit of the Investment Management
                                            Division of Goldman, Sachs & Co.

____________________________           By: ___________________________________
                                           Title: [Managing Director]


                                    B-3-11

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management                    Sub-Advisory Fee
-----------------------------------                    ----------------
On the first $50,000,000...................... 40 basis points (0.40%) per annum
On the next $150,000,000...................... 30 basis points (0.30%) per annum
On amounts over $200,000,000.................. 25 basis points (0.25%) per annum

                                     B-3-12

                                                                   Appendix B-4

                                Proposals 4A-4B

                       FORM OF SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

  The JH Advisers Sub-Investment Management Agreement to be voted upon for the Active Bond II Fund begins on the following page. It will be dated and signed on or within a reasonable time after approval by Shareholders of the Fund, to be effective on or about May 1, 2001.

                                     B-4-1

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made as of May 1, 2001 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Trust"), John Hancock Life Insurance Company, a Massachusetts corporation ("JHLICO"), and John Hancock Advisers, Inc., a Delaware corporation ("JH Advisers");

  WHEREAS, the Trust is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHLICO and JH Advisers are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust offers shares in several series, one of which is designated as the Active Bond II Fund, (together with all other series established by the Trust, collectively referred to as the "Funds"), each of which pursues its investment objectives through separate investment policies; and

  WHEREAS, the Trust has retained JHLICO to render investment management services to the Trust pursuant to an Investment Management Agreement dated as of June 1, 2000 (the "Investment Management Agreement"), pursuant to which it may contract with JH Advisers as a Sub-Manager as provided for herein;

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. Appointment of Sub-Manager.

  (a) Subject Fund. JH Advisers is hereby appointed and JH Advisers hereby accepts the appointment to act as investment adviser and manager to the Active Bond II (the "Subject Fund") for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Subject Funds. In the event that the Trust and JHLICO desire to retain JH Advisers to render investment advisory services hereunder for any other Fund, they shall so notify JH Advisers in writing. If it is willing to render such services, JH Advisers shall notify the Trust in writing, whereupon such Fund shall become a Subject Fund hereunder.

  (c) Incumbency Certificates. JH Advisers shall furnish to JHLICO, immediately upon execution of this Agreement, a certificate of a senior officer of

                                     B-4-2

JH Advisers setting forth (by name and title, and including specimen signatures) those officers of JH Advisers who are authorized to make investment decisions for the Subject Fund pursuant to the provisions of this Agreement. JH Advisers shall promptly provide supplemental certificates in connection with each additional Subject Fund (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Fund. On behalf of the Trust, JHLICO shall instruct the custodian for the Subject Fund to accept instructions with respect to the Subject Fund from the officers of JH Advisers so named.

  (d) Independent Contractor. JH Advisers shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Trust.

  (e) JH Advisers' Representations. JH Advisers represents, warrants and agrees (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHLICO of any material change in the senior management or ownership of JH Advisers, or of any change in the identity of the personnel who manage the Subject Fund(s), (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Trust and to JHLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Trust and JHLICO each with a copy of JH Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.

2. Provision of Investment Management Services.

  JH Advisers will provide for each Subject Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Fund, as established by the Trust and JHLICO. From time to time, JHLICO or the Trust may provide JH Advisers with additional or amended investment policies, guidelines and restrictions. JH Advisers, as Sub-Manager, will manage the investment and reinvestment of the assets in the Subject Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHLICO and the Board of Trustees of the Trust, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Trust's Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions

                                     B-4-3
imposed by state insurance laws and regulations or any directions or instructions delivered to JH Advisers in writing by JHLICO or the Trust from time to time). By its signature below, JH Advisers acknowledges receipt of a copy of the Trust's Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.

  JH Advisers will, at its own expense:

    (a) advise the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Fund and, upon request, furnish the Trust with research, economic and statistical data in connection with said Fund's investments and investment policies;

    (b) submit such reports and information as JHLICO or the Trust's Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Fund;

    (c) place orders for purchases and sales of portfolio investments for the Subject Fund;

    (d) give instructions to the Subject Fund's custodian concerning the delivery of securities and transfer of cash for the Subject Fund;

    (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or JHLICO;

    (f) at the close of business each day, provide JHLICO and the custodian with copies of trade tickets for each transaction effected for the Subject Fund, and promptly forward to the custodian copies of all brokerage or dealer confirmations;

    (g) as soon as practicable following the end of each calendar month, provide JHLICO with written statements showing all transactions effected for the Subject Fund during the month, a summary listing all investments held in such Fund as of the last day of the month, and such other information as JHLICO may reasonably request in connection with the accounting services that JHLICO provides for the Subject Fund; and

    (h) absent specific instructions to the contrary provided to it by JHLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Fund in accordance with JH Advisers' proxy voting policy as most recently supplied to JHLICO.

  On its own initiative, JH Advisers will apprise JHLICO and the Trust of important political and economic developments materially affecting the marketplace or the Subject Fund, and will furnish JHLICO and the Trust's Board of Trustees from time to time such information as is appropriate for this purpose. JH Advisers will also make its personnel available in Boston or other reasonable

                                     B-4-4
locations as often as quarterly to discuss the Subject Fund and JH Advisers' management thereof, to educate JHLICO sales personnel with respect thereto, and for such other purposes as the Trust or JHLICO may reasonably request.

  The Trust and JHLICO will provide timely information to JH Advisers regarding such matters as purchases and redemptions of shares in the Subject Fund and the cash requirements of, and cash available for investment in, the Fund. JHLICO will timely provide JH Advisers with copies of monthly accounting statements for the Subject Fund, and such other information (including, without limitation, reports concerning the classification of portfolio securities of the Subject Fund for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for JH Advisers to perform its responsibilities hereunder.

3. Allocation of Expenses.

  Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees to assume the expense of:

    (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (b) custodian fees and expenses;

    (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and

    (d) interest payable on the Trust's borrowings.

  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Trust and JHLICO in the Investment Management Agreement or any other agreement to which they are parties.

4. Sub-Advisory Fees.

  For all of the services rendered with respect to the Subject Fund as herein provided, JHLICO shall pay to JH Advisers a fee (for the payment of which the Trust shall have no obligation or liability), based on the Current Net Assets of the Subject Fund, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Fund during any calendar month, the fee with respect to such Fund accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Fund's net assets as of the most recent preceding day for which that Subject Fund's net assets were computed.


                                     B-4-5

5. Fund Transactions.

  In connection with the investment and reinvestment of the assets of the Subject Fund, JH Advisers is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Fund. JH Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Fund and its shareholders, JH Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Fund or to JH Advisers, and who charge a higher commission rate to the Subject Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. JH Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  JH Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Fund.

6. Ownership of Information, Records, and Confidentiality.

  The Trust shall own and control all records maintained hereunder by JH Advisers on the Trust's behalf and, in the event of termination of this Agreement with respect to any Subject Fund for any reason, all records relating to that Fund shall be promptly returned to the Trust, free from any claim or retention of rights by JH Advisers, provided that (subject to the last paragraph of this Section 6) JH Advisers may retain copies of such records. JH Advisers also agrees, upon request of the Trust, promptly to surrender such books and records or, at its expense, copies thereof, to the Trust or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Trust. JH Advisers further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with. JH Advisers shall supply the Board of Trustees and officers of the Trust and JHLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to JH Advisers.

  JH Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Trust has authorized such disclosure, or (after

                                     B-4-6
reasonable notice to the Trust) if such disclosure is expressly requested by applicable federal or state regulatory authorities.

7. Liability; Standard of Care.

  No provision of this Agreement shall be deemed to protect JH Advisers or JHLICO against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties. Adviser shall employ only qualified personnel to manage the Subject Fund; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Fund and with the provisions of the Trust's Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Fund (subject to the receipt of, and based upon the information contained in, periodic reports from JHLICO or the custodian concerning the classification of Fund securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Trust; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. However, JH Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8. Duration and Termination of this Agreement.

  (a) Duration. This Agreement shall become effective with respect to the Subject Fund on the date hereof and, with respect to any additional Subject Fund, on the date of receipt by the Trust of notice from JH Advisers in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Fund and, with respect to each additional Subject Fund, until two years following the date on which such Fund becomes a Subject Fund hereunder, and shall continue in full force and effect thereafter with respect to each Subject Fund so long as such continuance with respect to any such Fund is approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of such Fund, and (ii) in either event by the vote of a majority of the

                                     B-4-7
trustees of the Trust who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Subject Fund at any time, without payment of any penalty, by vote of the trustees of the Trust or by vote of a majority of the outstanding shares of such Fund, by JH Advisers on at least sixty days' written notice to the Trust and JHLICO, or by JHLICO on at least sixty days' written notice to the Trust and JH Advisers.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (other than as permitted pursuant to Section 15 below) or if the Investment Management Agreement is terminated.

9. Services Not Exclusive; Use of JH Advisers' Name and Logo.

  (a) The services of JH Advisers to the Trust are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of JH Advisers and of its subsidiaries and affiliates may continue to engage in providing Fund management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

  (b) During the term of this Agreement, JHLICO and the Trust shall have the non-exclusive and non-transferable right to use JH Advisers' name and logo in all materials relating to the Subject Fund, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Trust or the public. However, prior to distribution of any materials which refer to JH Advisers, JHLICO shall consult with JH Advisers and shall furnish to JH Advisers a copy of such materials. JH Advisers agrees to cooperate with JHLICO and to review such materials promptly. JHLICO shall not distribute such materials if JH Advisers reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.

                                     B-4-8

10. Avoidance of Inconsistent Position.

  In connection with the purchase and sale of portfolio securities of the Subject Fund, JH Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Fund with those for other registered investment companies or other accounts managed by JH Advisers or its affiliates, if orders are allocated in a manner deemed equitable by JH Advisers among the accounts and at a price approximately averaged.

11. Amendment.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Fund until approved specifically by (a) the Board of Trustees of the Trust, or by vote of a majority of the outstanding shares of that Fund, and (b) by vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Limitation of Liability.

  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Trust personally, but only bind the trust property of the Trust, as provided in the Trust's Declaration of Trust.

                                     B-4-9

13. Notices

  Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

JH ADVISERS:  John Hancock Advisers, Inc.
              101 Huntington Avenue
              Boston, MA 02199
              Attention: Theresa Apruzzese
              Fax #: 617-375-1770

JHLICO:       John Hancock Life Insurance Company
              200 Clarendon Street
              P.O. Box 111
              Boston, MA 02117
              Attention: Raymond F. Skiba
              Fax #: 617-572-4953

TRUST:        John Hancock Variable Series Trust I
              200 Clarendon Street
              P.O. Box 111
              Boston, MA 02117
              Attention: Raymond F. Skiba
              Fax #: 617-572-4953

14. Governing Law.

  This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

15. Assignment.

  This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

                                    B-4-10

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Attest:                                   John Hancock Variable Series Trust I


_____________________________________     By: _________________________________
_____________________________________     Title: ______________________________

Attest:                                   John Hancock Life Insurance Company


_____________________________________     By: _________________________________
_____________________________________     Title: ______________________________

Attest:                                   John Hancock Advisers, Inc.


_____________________________________     By: _________________________________
_____________________________________         James V. Bowhers
                                              Executive Vice President

                                    B-4-11

                                   SCHEDULE I

                                      FEES

Current Net Assets Under Management                   Sub-Advisory Fee
-----------------------------------                   ----------------
On the first $100 million..................  25.0 basis points (0.25%) per annum
On the next $150 million...................  20.0 basis points (0.20%) per annum
On the next $250 million...................  16.0 basis points (0.16%) per annum
On the next $500 million................... 12.5 basis points (0.125%) per annum
On amounts over $1 billion.................  10.0 basis points (0.10%) per annum

                                     B-4-12

                                                                     Appendix C

      PROPOSALS 1-6--SUMMARY OF CURRENT INVESTMENT MANAGEMENT AGREEMENTS

  The current investment management agreements between the Trust and John Hancock are summarized below.

  Pursuant to the investment management agreements, John Hancock advises the Fund(s) in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; and supervises activities of the Fund's sub-investment manager.

  For its investment management and advisory services, John Hancock is paid a fee by the Fund(s) at a specified rate that varies by Fund.

  The investment management agreements also provide that for any fiscal year in which the normal operating costs and expenses of a Fund, exclusive of its investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Fund's average daily net assets, John Hancock will reimburse the Fund promptly after the end of the fiscal year in an amount equal to such excess.

  Under the investment management agreements, John Hancock also pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to Shareholders the Trust's annual and semi-annual reports, the cost of printing, distributing to Shareholders, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Trust's operations.

  John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

  Unless modified or terminated, the investment management agreement will continue with respect to the Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. The investment management agreement automatically terminates in the event of its assignment.

                                                                     Appendix D

                 JOHN HANCOCK AND THE SUB-INVESTMENT MANAGERS

John Hancock

  John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Trust shares representing 1.27% of the net assets of the Trust on February 16, 2001. Signator Investors, Inc., a company affiliated with John Hancock, acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Indemnity Agreement, dated May 1, 1997, to which John Hancock and the Trust are parties. Under the Agreement, Signator Investors, Inc. collects no additional charges or commissions in connection with its duties as principal underwriter.

  John Hancock is managed by its Board of Directors. The business address of all directors and executive officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

  The directors and executive officers of John Hancock are as follows:

 Directors                Principal Occupation
 ---------                --------------------
 Stephen L. Brown........ Chairman of the Board, John Hancock

 David F. D'Alessandro... President and Chief Executive Officer, John Hancock

 Foster L. Aborn......... Director, formerly Vice Chairman of the Board and
                          Chief Investment Officer, John Hancock

 Samuel W. Bodman........ Chairman of the Board and Chief Executive Officer,
                          Cabot Corporation (chemicals)

 I. MacAllister Booth.... Retired Chairman of the Board and Chief Executive
                          Officer, Polaroid Corporation (photographic products)

 Wayne A. Budd........... Executive Vice President and General Counsel, John
                          Hancock

 John M. Connors, Jr..... Chairman and Chief Executive Officer and Director,
                          Hill, Holliday, Connors, Cosmopoulos, Inc.
                          (advertising).

 Robert E. Fast.......... Senior Partner, Hale and Dorr (law firm).

 Kathleen F. Feldstein... President, Economic Studies, Inc. (economic consulting).


 Directors                Principal Occupation
 ---------                --------------------
 Nelson S. Gifford....... Principal, Fleetwing Capital Management (financial services)

 Michael C. Hawley....... Chairman and Chief Executive Officer, The Gillette
                          Company (razors, etc.)

 Edward H. Linde......... President and Chief Executive Officer, Boston
                          Properties, Inc. (real estate)

 Judith A. McHale........ President and Chief Operating Officer, Discovery
                          Communications, Inc. (multimedia communications)

 E. James Morton......... Director, formerly Chairman of the Board and Chief
                          Executive Officer, John Hancock

 R. Robert Popeo......... Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and
                          Popeo (law firm)

 Richard F. Syron........ Chairman of the Board, President and Chief Executive
                          Officer, Thermo Electron Corp. (scientific and
                          industrial instruments)

 Robert J. Tarr, Jr...... Former President, Chief Executive Officer and Chief
                          Operations Officer, Harcourt General, Inc.
                          (publishing)

 Other Executive Officers
 ------------------------
 Thomas E. Moloney....... Chief Financial Officer

 Joanne P. Acford........ Senior Vice President and Deputy General Counsel

 Earl W. Baucom.......... Senior Vice President and Controller

 Jonathan Chiel.......... Senior Vice President and Deputy General Counsel

 Derek Chilvers.......... Chairman and Chief Executive Officer of John Hancock
                          International Holdings, Inc.

 John M. DeCiccio........ Executive Vice President and Chief Investment Officer

 Kathleen M. Graveline... Executive Vice President--Retail

 Robert R. Reitano....... Senior Vice President and Chief Investment Strategist

 Barry J. Rubenstein..... Vice President, Counsel and Secretary

 Barry L. Shemin......... Senior Vice President and Corporate Actuary


  The following employees of John Hancock (or an affiliate) are also Trustees or principal officers of the John Hancock Variable Series Trust I:

 Michele G. Van Leer. Chairman of the Board of Trustees of the Trust

 Thomas J. Lee....... Vice Chairman of the Board of Trustees of the Trust

 Raymond F. Skiba.... Treasurer of the Trust

 Karen Q. Visconti... Secretary of the Trust

 Jude Curtis......... Compliance Officer of the Trust

Goldman Sachs

  Since Goldman, Sachs & Co. is a partnership, it does not have directors, but a General Partner which is The Goldman, Sachs & Co. L.L.C. The executive officers of The Goldman Sachs & Co. L.L.C. are:

Henry M. Paulson, Jr., Chairman and Chief Executive Officer
Robert J. Hurst, Vice Chairman
John A. Thain, President and Co. Chief Operating Officer
John J. Thornton, President and Co. Chief Operating Officer

  The business address of these executive officers is 85 Broad Street, New York, NY 10004.

  The following table contains information concerning funds advised or subadvised by Goldman Sachs that have investment objectives similar to those of the Large Cap Value CORE II Fund:

Name                                     Fee Schedule       Assets at 12/31/00
----                                     ------------       ------------------
                                    First $50 million 0.40%   $18.2 million
John Hancock Variable Series Trust  Next $150 million 0.30%
  I Large Cap Value CORE Fund       Over $200 million 0.25%

Goldman Sachs VIT Core Large Cap    Advisory fee      0.70%   $3.5 million
  Value Fund

Goldman Sachs CORE Large Cap Value  Advisory fee      0.60%   $163.5 million
  Fund

John Hancock Advisers, Inc.

  JH Advisers' Board of Directors and executive officers are as follows:

 Name                     Title and Principal Occupation
 ----                     ------------------------------
 Stephen L. Brown........ Chairman of the Board of Advisers; Chairman of the
                          Board, John Hancock Life Insurance Company

 Maureen R. Ford......... Vice Chairman, President and Chief Executive Officer
                          of JH Advisers; President, Broker-Dealer Distribution
                          and Financial Advisory Network, John Hancock Life
                          Insurance Company

 David F. D'Alessandro... Director of JH Advisers; President and Chief
                          Executive Officer, John Hancock Life Insurance
                          Company

 John M. DeCiccio........ Director of JH Advisers; Executive Vice President and
                          Chief Investment Officer, John Hancock Life Insurance
                          Company

 David A. King........... Director of JH Advisers; Senior Vice President, John
                          Hancock Life Insurance Company

 Mark C. Lapman.......... Director of JH Advisers; Chairman of the Board and
                          President, IIA

 Jeanne M. Livermore..... Director of JH Advisers; Senior Vice President, John
                          Hancock Life Insurance Company

 Thomas E. Moloney....... Director of JH Advisers; Chief Financial Officer,
                          John Hancock Life Insurance Company

 Robert H. Watts......... Director of JH Advisers; Senior Vice President, John
                          Hancock Life Insurance Company

 Richard A. Brown........ Senior Vice President, Chief Financial Officer &
                          Treasurer of JH Advisers

 William L. Braman,...... Executive Vice President & Chief Investment Officer
                          of JH Advisers

 James V. Bowhers........ Executive Vice President of JH Advisers

 James K. Ho............. Executive Vice President of JH Advisers

 James K. Schmidt........ Executive Vice President of JH Advisers

 John F. Snyder, III..... Executive Vice President of JH Advisers

 Susan S. Newton......... Senior Vice President & Secretary of JH Advisers

  The business address for the directors and executive officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The following table contains information concerning funds advised or subadvised by Advisers that have investment objectives similar to those of the Active Bond II Fund:

Name                                     Fee Schedule        Assets at 1/31/01
----                                     ------------        -----------------
John Hancock Variable Series       First $100 million 0.250%  $  908,772,161
 Trust I Active Bond Fund          Next $150 million  0.200%
                                   Next $250 million  0.160%
                                   Next $500 million  0.125%
                                   Over $1 billion    0.100%

John Hancock Sovereign Bond        First $1.5 billion 0.500%  $1,423,408,501
 Fund--John Hancock Bond           Next $0.5 billion  0.450%
 Fund Series                       Next $0.5 billion  0.400%
                                   Over $2.5 billion  0.350%

John Hancock Institutional Series  First $1.5 billion 0.500%  $    6,927,877
 Trust--John Hancock Active Bond   Over $1.5 billion  0.450%
 Fund(1)

John Hancock Declaration           All amounts        0.500%  $   28,955,954
 Trust--John Hancock V.A. Bond
 Fund(2)

Closed End Funds:
John Hancock Investors Trust(3)    First $150 million 0.650%  $  175,488,782
                                   Next $ 50 million  0.375%
                                   Next $100 million  0.350%
                                   Over $300 million  0.300%

John Hancock Income Securities     First $150 million 0.650%  $  183,512,239
 Trust(3)                          Next $ 50 million  0.375%
                                   Next $100 million  0.350%
                                   Over $300 million  0.300%

-----------
(1) Advisers has agreed to temporarily limit other expenses of the Fund to 0.60% of the Fund's average daily assets at least until 6/30/01.
(2) Advisers has agreed to temporarily limit other expenses of the Fund to 0.25% of the Fund's average daily assets at least until 4/30/01.
(3) In the event normal operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30 million of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30 million, the fee payable to JH Advisers will be reduced to the extent of such excess and JH Advisers will make additional arrangements necessary to eliminate any remaining excess expenses.

T. Rowe Price Group

  T. Rowe Price Group's Board of Directors and executive officers are as follows:

 Name                     Principal Occupation
 ----                     --------------------
 George A. Roche......... Chairman of the Board, President and Managing
                          Director, T. Rowe Price; Director, Price-
                          International

 James S. Riepe.......... Vice Chairman of the Board and Managing Director, T.
                          Rowe Price; Director, Price-International

 M. David Testa.......... Vice Chairman of the Board, Chief Investment Officer,
                          T. Rowe Price; Director, Price-International

 James E. Halbkat, Jr. .. President of U.S. Monitor Corporation

 Donald B. Hebb, Jr. .... Managing General Partner of ABS Capital Partners

 Richard L. Menschel..... Limited Partner of Goldman Sachs Group L.P.

 Robert L. Strickland.... Retired as Chairman of Lowe's Companies, Inc.

 Anne Marie Whittemore... Partner of the law firm of McGuire, Woods, Battle &
                          Booth

 William T. Reynolds..... Director, Managing Director, T. Rowe Price

 Brian C. Rogers......... Director, Managing Director, T. Rowe Price

 Henry H. Hopkins........ Director, Managing Director, T. Rowe Price; Vice
                          President, Price-International

 James A. C. Kennedy..... Director, Managing Director, T. Rowe Price

 Edward C. Bernard....... Director, Managing Director, T. Rowe Price

 John H. Laporte, Jr. ... Director, Managing Director, T. Rowe Price

 Martin G. Wade.......... Director, Managing Director, T. Rowe Price; Director
                          Chairman of the Board, Price International

  The business address for the directors of T. Rowe Price is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Associates, Inc.

  T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group. Its Board of Directors and executive officers are as follows:

Name                                                        Principal Occupation
----                                                        --------------------
George A. Roche............................................ See above
M. David Testa............................................. See above
Edward C. Bernard.......................................... See above
James A.C. Kennedy......................................... See above
William T. Reynolds........................................ See above
James S. Riepe............................................. See above

  The following table contains information concerning funds managed by T. Rowe Price that has an investment objective similar to that of the Small Cap Value
Fund:

Name                                 Fee Schedule*              Assets at 9/30/00
----                                 -------------              -----------------
T. Rowe Price Small-Cap
  Value Fund, Inc.       .35% (individual fee) .32% (group fee)  $1,323,305,828

-----------
* For its services to each investment company as an investment adviser (or sub-adviser) that is sponsored and managed by T. Rowe Price ("Price Funds"),
  T. Rowe Price is paid a advisory fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain Price Funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. In addition to the group fee, each investment company pays a flat "individual" fund fee based on its net assets. The table below sets forth the current "group" fee at various asset levels of the Combined Price Funds.

                       T. Rowe Price Group Fee Schedule
                            .480% first $1 billion
                             .450% next $1 billion
                             .420% next $1 billion
                             .390% next $1 billion
                             .370% next $1 billion
                             .360% next $2 billion
                             .350% next $2 billion
                             .340% next $5 billion
                            .330% next $10 billion
                            .320% next $10 billion
                            .310% next $16 billion
                            .305% next $30 billion
                            .300% next $40 billion
                               .295% thereafter

Wellington Management Company, LLP

  Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership, which is owned entirely by its 69 partners, all of whom are full-time professional members of the firm. Its partners are:

Kenneth L. Abrams            Earl E. McEvoy                    Clare Villari
Nicholas C. Adams            Duncan M. McFarland               Ernst H. von Metzsch
Rand L. Alexander            Paul M. Mecray III                James L. Walters
Deborah L. Allinson          Matthew E. Megargel               Kim Williams
Steven C. Angeli             James N. Mordy                    Francis V. Wisneski
James H. Averill             Diane C. Nordin
John F. Averill              Stephen T. O'Brien
Karl E. Bandtel              Andrew S. Offit
Mark J. Beckwith             Edward P. Owens
Kevin J. Blake               Saul J. Pannell
William N. Booth             Thomas L. Pappas
Michael J. Boudens           Jonathan M. Payson
Paul Braverman               Phillip H. Perelmuter
Robert A. Bruno              Robert D. Rands
Maryann E. Carroll           Eugene E. Record, Jr.
Pamela Dippel                James A. Rullo
Robert L. Evans              John R. Ryan
Lisa D. Finkel               Joseph H. Schwartz
Mark A. Flaherty             James H. Shakin
Charles T. Freeman           Theodore Shasta
Laurie A. Gabriel            Binkley C. Shorts
John H. Gooch                Scott E. Simpson
Nicholas P. Greville         Trond Skramstad
Paul Hamel                   Catherine A. Smith
Lucius T. Hill, Jr.          Stephen A. Soderberg
Jean M. Hynes                Eric Stromquist
Paul D. Kaplan               Brendan J. Swords
John C. Keough               Harriett Tee Taggart
George C. Lodge, Jr.         Perry M. Traquina
Nancy T. Lukitsh             Gene R. Tremblay
Mark T. Lynch                Michael A. Tyler
Christine S. Manfredi        Mary Ann Tynan

  The business address for the Executive Committee members of Wellington Management is 75 State Street, Boston Massachusetts 02109.

  The following table contains information concerning funds managed by Wellington Management that have investment objectives similar to those of the Large/Mid Cap Value II Fund:

                                                                  Assets at
Name                                        Fee Schedule*          12/31/00
----                                        -------------       --------------
John Hancock Variable Series Trust I  First $25 million   0.60% $   16 million
Large/Mid Cap Value Fund              Next $25 million    0.50%
                                      Next $50 million    0.40%
                                      Over $100 million   0.30%
American Odyssey Core Equity Fund     All Levels          0.45% $  169 million
Activa Value Fund*                    First $350 million  0.30% $  172 million
                                      Over $350 million   0.25%
-----------
* Minimum annual fee of $350,000.

  The following table contains information concerning funds managed by Wellington Management that have investment objectives similar to those of the Money Market Fund:

                                                                  Assets at
Name                                        Fee Schedule           12/31/00
----                                        ------------        --------------
SEI Liquid Asset Trust                First $500 million 0.075% $2,106 million
(3 Money Market Portfolios)           Over $500 million  0.020%
SEI Daily Income Trust                First $500 million 0.075% $9,569 million
(6 Money Market Portfolios)           Over $500 million  0.020%
SEI Insurance Products Trust          First $500 million 0.075%
  VP Prime Obligation Portfolio       Over $500 million  0.020% $    6 million
Bishop Street Funds                   First $500 million 0.075%
  (2 Money Market Porfolios)          Over $500 million  0.020% $  761 million
                                      First $500 million 0.075%
Golden Oak Prime Obligation Fund      Over $500 million  0.020% $  124 million
OVB Prime Obligations                 First $500 million 0.075%
  Fund                                Over $500 million  0.020% $  122 million
PBHG Cash Reserves                    First $500 million 0.075%
  Fund                                Over $500 million  0.020% $  367 million
                                      First $500 million 0.075%
Anchor Series Trust-Money Market      Over $500 million  0.020% $   61 million
CNI Charter Government Money Market   First $500 million 0.075%
  Fund                                Over $500 million  0.020% $2,032 million
Prudential: Target US Government
  Money Market                        All Asset Levels   0.125% $  122 million

                                                                     Appendix E

           John Hancock's Calculation of Average Total Fund Expenses

Proposals 1A-1B--Large/Mid Cap Value II Fund

  John Hancock selected all insurance company separate accounts listed within the Morningstar Large Cap Value and Mid Cap Value investment categories. It next excluded those accounts investing in insurance funds that were either (i) not "actively" managed (i.e., index funds) or (ii) not of a comparable size to the Large/Mid Cap Value II Fund (i.e., $250 million or more). This resulted in a universe of 563 Large Cap Value accounts and 186 Mid Cap Value accounts. The "total" fund expenses for each category were separately averaged on a simple average basis (i.e., unweighted by asset size) and, finally, the average total fund expenses for the two categories was averaged on a simple average basis. John Hancock bases its calculations on Morningstar data provided as of 12/31/00.

Proposals 2A-2B--Small Cap Value Fund

  John Hancock selected all insurance company separate accounts listed within the Morningstar Small Cap Value investment category. It next excluded those accounts investing in insurance funds that were not "actively" managed (i.e., index funds). This resulted in a universe of 195 Small Cap Value accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of 12/31/00.

Proposals 3A-3B--Large Cap Value CORE II Fund

  John Hancock selected all insurance company separate accounts listed within the Morningstar Large Cap Value investment category. It next excluded those accounts investing in insurance funds that were either (i) not "actively" managed (i.e., index funds) or (ii) not of a comparable size to the Large Cap Value CORE II Fund (i.e., $100 million or more). This resulted in a universe of 371 Large Cap Value accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of 12/31/00.

Proposals 4A-4B--Active Bond II Fund

  John Hancock selected all insurance company separate accounts listed within the Morningstar Intermediate-Term Bond investment category. It next excluded those accounts investing in insurance funds that were either (i) not "actively" managed (i.e., index funds) or (ii) not of a comparable size to the Active Bond Fund (i.e., $100 million or more). This resulted in a universe of 253 Intermediate-Term Bond accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of 12/31/00.

Proposals 6A-6B--Large Cap Value Fund

  John Hancock selected all insurance company separate accounts listed within the Morningstar Large Cap Value investment category. It next excluded those accounts investing in insurance funds that were either (i) not "actively" managed (i.e., index funds) or (ii) not of a comparable size to the Large Cap Value Fund (i.e., $250 million or more). This resulted in a universe of 563 Large Cap Value accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of 12/31/00.

                                      E-2